Exhibit 99.2

Supplemental **Disclosure**

Quarter ended September 30, 2022

BRIXMOR Property Group | BRX LISTED NYSE

[

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2022

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Supplemental COVID-19 Disclosure	11
Same Property NOI Analysis	12
Capital Expenditures	13
Capitalization, Liquidity & Debt Ratios	14
Debt Obligations	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development Summary	21
Redevelopment Summary	22
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	28
Portfolio Composition	29
Top Forty Retailers Ranked by ABR	30
New & Renewal Lease Summary	31
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	32
Lease Expiration Schedule	33
Major CBSA Detail	34
Properties by State	37
Property List	38

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpropertygroup and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended September 30, 2022

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Adjusted SOFR	Secured Overnight Financing Rate, plus 0.10%.

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.

References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss), calculated in accordance with GAAP, excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets and (ii) impairment write-downs of certain real estate assets. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Essential Tenants	Businesses deemed necessary for day-to-day living, such as grocery, pharmacy, and general merchandise (discount).

Generally Accepted Accounting Principals ("GAAP")	GAAP refers to a common set of Uniting States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

Local Tenants	Single-state operators with fewer than 20 locations.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions, and tenant specific landlord work (base building costs funded through tenant allowances). For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (v) straight-line ground rent expense, net.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of Same Property NOI to net income is provided on page 12.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

Number of Properties in Same Property NOI Analysis:
		Three Months Ended 9/30/22	Nine Months Ended 9/30/22
	Total properties in Brixmor Property Group portfolio	378	378
	Acquired properties excluded from Same Property NOI	(11)	(13)
	Additional exclusions (1)	(11)	(15)
	Same Property NOI pool (2)	356	350

(1) Additional exclusions for the three months ended September 30, 2022 and 2021 include 11 properties that were subject to partial dispositions in 2022 and 2021. Additional exclusions for the nine months ended September 30, 2022 and 2021 include 14 properties that were subject to partial dispositions in 2022 and 2021 and one property that was subject to a partial acquisition in 2021.

(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. Two outparcels acquired in 2022 are excluded from the Same Property NOI pool for the three months ended September 30, 2022, and 2021 and four outparcels acquired in 2022 and 2021 are excluded from the Same Property NOI pool for the nine months ended September 30, 2022 and 2021. Two partial dispositions in 2021 were disaggregated and the balance of the remaining shopping center was included in the Same Property NOI pool for the nine months ended September 30, 2022, and 2021.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as interest expense, federal and state taxes, and depreciation and amortization. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, and straight-line ground rent expense, net, are also useful to investors in understanding the Company’s operating performance.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization, corporate level expenses (including general and administrative), lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, and straight-line ground rent expense, net. The Company believes that Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the periods presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Nine Months Ended
Summary Financial Results	9/30/22	9/30/21	9/30/22	9/30/21
Total revenues (page 6)	$ 304,745	$ 290,186	$ 909,505	$ 856,956
Net income (page 6)	79,741	46,145	247,038	188,944
Net income per diluted share (page 6)	0.26	0.15	0.82	0.63
NOI (page 10)	217,665	208,757	651,599	614,845
Adjusted EBITDA (page 7)	198,424	192,751	592,910	566,840
Cash Adjusted EBITDA (page 7)	189,516	185,858	568,473	550,007
Nareit FFO (page 8)	147,685	115,801	441,959	384,954
Nareit FFO per diluted share (page 8)	0.49	0.39	1.47	1.29
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.09)	(0.01)	(0.10)
Dividends declared per share (page 8)	0.240	0.215	0.720	0.645
Dividend payout ratio (as % of Nareit FFO) (page 8)	48.7%	55.1%	48.8%	49.8%

	Three Months Ended
Summary Operating and Financial Ratios	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
NOI margin (page 10)	73.7%	74.1%	73.7%	72.3%	74.2%
Same property NOI performance (page 12) (1)	3.6%	6.7%	8.4%	9.7%	14.5%
Fixed charge coverage, current quarter annualized (page 14)	4.1x	4.2x	4.1x	3.9x	3.9x
Fixed charge coverage, trailing twelve months (page 14)	4.1x	4.0x	4.0x	3.9x	3.7x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 14) (2)	6.4x	6.4x	6.4x	6.5x	6.2x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 14) (2)	6.5x	6.6x	6.5x	6.5x	6.4x

Outstanding Classes of Stock	As of 9/30/22	As of 6/30/22	As of 3/31/22	As of 12/31/21	As of 9/30/21
Common shares outstanding (page 14)	299,913	299,669	299,488	297,210	296,988

	Three Months Ended
Summary Acquisitions and Dispositions	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
Aggregate purchase price of acquisitions (page 18)	$ —	$ 251,125	$ 159,475	$ 191,870	$ —
Aggregate sale price of dispositions (page 19)	29,100	84,536	60,930	116,165	25,532
NOI adjustment for acquisitions and dispositions, net (3)	(160)

Summary Portfolio Statistics (4)	As of 9/30/22	As of 6/30/22	As of 3/31/22	As of 12/31/21	As of 9/30/21
Number of properties (page 28)	378	379	380	382	386
Percent billed (page 28)	89.6%	89.0%	88.6%	88.7%	88.2%
Percent leased (page 28)	93.3%	92.5%	92.1%	92.0%	91.5%
ABR PSF (page 28)	$ 16.02	$ 15.90	$ 15.64	$ 15.42	$ 15.25
New lease rent spread (page 31)	32.2%	34.3%	35.9%	41.7%	26.3%
New & renewal lease rent spread (page 31)	14.2%	14.6%	18.1%	14.5%	12.3%
Total - new, renewal & option lease rent spread (page 31)	10.9%	12.5%	13.1%	12.8%	10.7%
Total - new, renewal & option GLA (page 31)	2,791,073	2,885,438	2,307,147	2,866,093	2,770,003

2022 Guidance	Current	Previous (at 8/1/2022)	YTD
Nareit FFO per diluted share	$1.94 - $1.97	$1.93 - $1.97	$1.47
Same property NOI performance	5.5% - 6.0%	5.5% - 6.0%	6.3%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2022

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	9/30/22	12/31/21
Assets
Real estate
Land	$1,830,251	$1,773,448
Buildings and tenant improvements	8,369,931	8,009,320
Construction in progress	123,182	101,422
Lease intangibles	550,477	544,224
	10,873,841	10,428,414
Accumulated depreciation and amortization	(2,943,592)	(2,813,329)
Real estate, net	7,930,249	7,615,085
Cash and cash equivalents	23,591	296,632
Restricted cash	7,661	1,111
Marketable securities	22,047	20,224
Receivables, net	249,039	234,873
Deferred charges and prepaid expenses, net	160,063	143,503
Real estate assets held for sale	30,001	16,131
Other assets	63,068	49,834
Total assets	$8,485,719	$8,377,393

Liabilities
Debt obligations, net	$5,109,454	$5,164,518
Accounts payable, accrued expenses and other liabilities	548,084	494,529
Total liabilities	5,657,538	5,659,047

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
309,040,132 and 306,337,045 shares issued and 299,913,140 and 297,210,053
shares outstanding	2,999	2,972
Additional paid-in capital	3,292,045	3,231,732
Accumulated other comprehensive income (loss)	8,028	(12,674)
Distributions in excess of net income	(474,891)	(503,684)
Total equity	2,828,181	2,718,346
Total liabilities and equity	$8,485,719	$8,377,393

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/22	9/30/21	9/30/22	9/30/21
Revenues
Rental income	$304,643	$290,013	$908,903	$853,407
Other revenues	102	173	602	3,549
Total revenues	304,745	290,186	909,505	856,956

Operating expenses
Operating costs	33,299	32,774	102,592	92,914
Real estate taxes	44,179	39,763	128,123	124,908
Depreciation and amortization	84,773	81,724	254,132	246,356
Impairment of real estate assets	—	—	4,597	1,898
General and administrative	29,094	25,309	86,796	76,415
Total operating expenses	191,345	179,570	576,240	542,491

Other income (expense)
Dividends and interest	88	51	198	242
Interest expense	(48,726)	(48,918)	(143,934)	(147,601)
Gain on sale of real estate assets	15,768	11,122	60,667	49,489
Loss on extinguishment of debt, net	—	(27,116)	(221)	(28,345)
Other	(789)	390	(2,937)	694
Total other expense	(33,659)	(64,471)	(86,227)	(125,521)

Net income	$79,741	$46,145	$247,038	$188,944

Net income per common share:
Basic	$0.26	$0.15	$0.82	$0.63
Diluted	$0.26	$0.15	$0.82	$0.63
Weighted average shares:
Basic	300,213	297,188	299,626	297,165
Diluted	301,341	298,269	300,784	298,209

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 6

EBITDA				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/22	9/30/21	9/30/22	9/30/21

Net income	$79,741	$46,145	$247,038	$188,944
Interest expense	48,726	48,918	143,934	147,601
Federal and state taxes	545	(329)	2,032	508
Depreciation and amortization	84,773	81,724	254,132	246,356
EBITDA	213,785	176,458	647,136	583,409
Gain on sale of real estate assets	(15,768)	(11,122)	(60,667)	(49,489)
Impairment of real estate assets	—	—	4,597	1,898
EBITDAre	$198,017	$165,336	$591,066	$535,818

EBITDAre	$198,017	$165,336	$591,066	$535,818
Transaction expenses	250	154	1,131	203
Litigation and other non-routine legal expenses	157	145	492	2,474
Loss on extinguishment of debt, net	—	27,116	221	28,345
Total adjustments	407	27,415	1,844	31,022
Adjusted EBITDA	$198,424	$192,751	$592,910	$566,840

Adjusted EBITDA	$198,424	$192,751	$592,910	$566,840
Straight-line rental income, net (1)	(6,393)	(4,951)	(17,883)	(10,627)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,517)	(1,974)	(6,721)	(6,326)
Straight-line ground rent expense, net (2)	2	32	167	120
Total adjustments	(8,908)	(6,893)	(24,437)	(16,833)
Cash Adjusted EBITDA	$189,516	$185,858	$568,473	$550,007

(1) Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of less than ($0.1 million) and ($0.2 million) during the three months ended September 30, 2022 and 2021, respectively. Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of $0.1 million and $2.1 million during the nine months ended September 30, 2022 and 2021, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/22	9/30/21	9/30/22	9/30/21

Net income	$79,741	$46,145	$247,038	$188,944
Depreciation and amortization related to real estate	83,712	80,778	250,991	243,601
Gain on sale of real estate assets	(15,768)	(11,122)	(60,667)	(49,489)
Impairment of real estate assets	—	—	4,597	1,898
Nareit FFO	$147,685	$115,801	$441,959	$384,954

Nareit FFO per diluted share	$0.49	$0.39	$1.47	$1.29
Weighted average diluted shares outstanding	301,341	298,269	300,784	298,209

Items that impact FFO comparability
Transaction expenses	$(250)	$(154)	$(1,131)	$(203)
Litigation and other non-routine legal expenses	(157)	(145)	(492)	(2,474)
Loss on extinguishment of debt, net	—	(27,116)	(221)	(28,345)
Total items that impact FFO comparability	$(407)	$(27,415)	$(1,844)	$(31,022)
Items that impact FFO comparability, net per share	$(0.00)	$(0.09)	$(0.01)	$(0.10)

Additional Disclosures
Straight-line rental income, net (1)	$6,393	$4,951	$17,883	$10,627
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,517	1,974	6,721	6,326
Straight-line ground rent expense, net (2)	(2)	(32)	(167)	(120)

Dividends declared per share	$0.240	$0.215	$0.720	$0.645
Dividends declared	$71,979	$63,852	$215,777	$191,546
Dividend payout ratio (as % of Nareit FFO)	48.7%	55.1%	48.8%	49.8%

(1) Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of less than $0.1 million and $0.2 million during the three months ended September 30, 2022 and 2021, respectively. Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of ($0.1 million) and ($2.1 million) during the nine months ended September 30, 2022 and 2021, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	9/30/22	12/31/21

Receivables, net
Straight-line rent receivable, net	$155,169	$139,486
Tenant receivables, net	85,548	88,242
Other	8,322	7,145
Total receivables, net	$249,039	$234,873

Deferred charges and prepaid expenses, net
Deferred charges, net	$129,021	$120,831
Prepaid expenses, net	31,042	22,672
Total deferred charges and prepaid expenses, net	$160,063	$143,503

Other assets
Right-of-use asset	$36,738	$29,325
Furniture, fixtures and leasehold improvements, net	14,208	16,129
Interest rate swaps	8,884	—
Other	3,238	4,380
Total other assets	$63,068	$49,834

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$279,188	$252,912
Below market leases, net	100,110	80,942
Dividends payable	75,252	74,420
Lease liability	41,009	33,713
Interest rate swaps	—	12,585
Real estate liabilities held for sale	201	—
Other	52,324	39,957
Total accounts payable, accrued expenses and other liabilities	$548,084	$494,529

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/22	9/30/21	9/30/22	9/30/21
Net Operating Income Detail
Base rent	$220,023	$208,550	$650,896	$621,206
Expense reimbursements	68,433	62,219	199,982	186,850
Revenues deemed uncollectible	(925)	4,353	5,958	2,113
Ancillary and other rental income / Other revenues	6,357	5,249	18,174	17,657
Percentage rents	1,253	891	7,137	4,721
Operating costs	(33,297)	(32,742)	(102,425)	(92,794)
Real estate taxes	(44,179)	(39,763)	(128,123)	(124,908)
Net operating income	$217,665	$208,757	$651,599	$614,845

Operating Ratios
NOI margin (NOI / revenues)	73.7%	74.2%	73.9%	73.9%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	88.3%	85.8%	86.7%	85.8%

Reconciliation of Net Operating Income to Net Income
Net operating income	$217,665	$208,757	$651,599	$614,845
Lease termination fees	694	1,999	2,754	7,456
Straight-line rental income, net (1)	6,393	4,951	17,883	10,627
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,517	1,974	6,721	6,326
Straight-line ground rent expense, net (2)	(2)	(32)	(167)	(120)
Depreciation and amortization	(84,773)	(81,724)	(254,132)	(246,356)
Impairment of real estate assets	—	—	(4,597)	(1,898)
General and administrative	(29,094)	(25,309)	(86,796)	(76,415)
Total other expense	(33,659)	(64,471)	(86,227)	(125,521)
Net income	$79,741	$46,145	$247,038	$188,944

Supplemental Statement of Operations Detail
Rental income
Base rent	$220,023	$208,550	$650,896	$621,206
Expense reimbursements	68,433	62,219	199,982	186,850
Revenues deemed uncollectible	(925)	4,353	5,958	2,113
Lease termination fees	694	1,999	2,754	7,456
Straight-line rental income, net (1)	6,393	4,951	17,883	10,627
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,517	1,974	6,721	6,326
Ancillary and other rental income	6,255	5,076	17,572	14,108
Percentage rents	1,253	891	7,137	4,721
Total rental income	$304,643	$290,013	$908,903	$853,407

Other revenues	$102	$173	$602	$3,549

Interest expense
Note interest	$42,654	$44,972	$128,215	$134,202
Unsecured credit facility and term loan interest	5,814	3,802	14,820	12,743
Capitalized interest	(783)	(1,019)	(2,215)	(2,836)
Deferred financing cost amortization	1,756	1,874	5,261	5,638
Debt premium and discount accretion, net	(715)	(711)	(2,147)	(2,146)
Total interest expense	$48,726	$48,918	$143,934	$147,601

Other
Federal and state taxes	$545	$(329)	$2,032	$508
Other	244	(61)	905	(1,202)
Total other	$789	$(390)	$2,937	$(694)

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$4,390	$4,198	$12,902	$12,119
Capitalized leasing legal costs (3)	675	738	3,125	1,497
Capitalized leasing commission costs	2,061	2,042	5,985	4,795
Equity compensation expense, net	6,071	4,027	16,414	10,818

(1) Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of less than $0.1 million and $0.2 million during the three months ended September 30, 2022 and 2021, respectively. Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of ($0.1 million) and ($2.1 million) during the nine months ended September 30, 2022 and 2021, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 10

SUPPLEMENTAL COVID-19 DISCLOSURE	↩ Table of Contents
Unaudited, dollars in thousands

Revenues Deemed Uncollectible Information - Three Months Ended 9/30/22

Revenues deemed uncollectible - base rent (1)(2)			$(3,083)
Adjustments for out-of-period cash received - base rent (3)			3,765
Adjustments for out-of-period cash received - net expense reimbursements			2,437
Adjustments for out-of-period additional reserves/abatements (4)			18
Revenues deemed uncollectible - net expense reimbursements and other adjustments			(4,062)
Revenues deemed uncollectible (page 10)			$(925)

Reserve Information (5)	Twenty-Seven Months Ended 6/30/22		Three Months Ended 9/30/22		Thirty Months Ended 9/30/22

Reserves on uncollected base rent
Accrued but uncollected base rent	$38,548		$5,540		$44,088
Revenues deemed uncollectible - base rent	34,767	90.2%	3,083	55.6%	37,850	85.9%

Reserves on uncollected and unaddressed (under negotiation) base rent
Accrued but uncollected and unaddressed (under negotiation) base rent	$29,391		$5,518		$34,909
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	26,164	89.0%	3,064	55.5%	29,228	83.7%

Reserves on deferred base rent
Rent deferrals, net (not lease modifications) adjusted for out-of-period activity	$9,157		$22		$9,179
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	8,603	93.9%	19	86.4%	8,622	93.9%

(1) Represents revenues deemed uncollectible recognized on three months ended September 30, 2022 base rent billings.
(2) Includes $3.1 million of revenues deemed uncollectible related to certain tenants on the cash basis of accounting.
(3) Includes $1.4 million and $2.3 million of out-of-period cash received on rent deferrals (not lease modifications) and unaddressed (under negotiation) revenues deemed uncollectible, respectively.
(4) Includes less than $0.1 million of out-of-period reductions on unaddressed (under negotiation) revenues deemed uncollectible, partially offset by less than $0.1 million of out-of-period additional reserves on rent deferrals (not lease modifications).
(5) Amounts are as of September 30, 2022 and do not reflect rent deferral or abatement agreements executed or cash collected subsequent to September 30, 2022.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 11

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/22	9/30/21	Change	9/30/22	9/30/21	Change
Same Property NOI Analysis
Number of properties	356	356	—	350	350	—
Percent billed	89.7%	88.2%	1.5%	89.6%	88.1%	1.5%
Percent leased	93.4%	91.7%	1.7%	93.4%	91.6%	1.8%

Revenues
Base rent	$206,714	$197,138		$602,071	$577,530
Expense reimbursements	63,463	59,331		183,590	174,591
Revenues deemed uncollectible	(862)	4,083		6,523	1,342
Ancillary and other rental income / Other revenues	6,133	4,938		17,374	13,789
Percentage rents	1,242	854		6,869	4,277
	276,690	266,344	3.9%	816,427	771,529	5.8%
Operating expenses
Operating costs	(31,067)	(30,849)		(94,297)	(85,816)
Real estate taxes	(41,123)	(38,179)		(117,967)	(117,254)
	(72,190)	(69,028)	4.6%	(212,264)	(203,070)	4.5%
Same property NOI	$204,500	$197,316	3.6%	$604,163	$568,459	6.3%

NOI margin	73.9%	74.1%		74.0%	73.7%
Expense recovery ratio	87.9%	86.0%		86.5%	86.0%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent - excluding COVID-19 rent deferrals (lease modifications) and rent abatements	$8,842	4.4%		$20,790	3.7%
Base rent - COVID-19 rent deferrals (lease modifications) and rent abatements	734	0.4%		3,751	0.6%
Revenues deemed uncollectible	(4,945)	(2.5)%		5,181	0.9%
Net expense reimbursements	970	0.5%		(195)	0.0%
Ancillary and other rental income / Other revenues	1,195	0.6%		3,585	0.6%
Percentage rents	388	0.2%		2,592	0.5%
		3.6%			6.3%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$204,500	$197,316		$604,163	$568,459
Adjustments:
Non-same property NOI	13,165	11,441		47,436	46,386
Lease termination fees	694	1,999		2,754	7,456
Straight-line rental income, net	6,393	4,951		17,883	10,627
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,517	1,974		6,721	6,326
Straight-line ground rent expense, net	(2)	(32)		(167)	(120)
Depreciation and amortization	(84,773)	(81,724)		(254,132)	(246,356)
Impairment of real estate assets	—	—		(4,597)	(1,898)
General and administrative	(29,094)	(25,309)		(86,796)	(76,415)
Total other expense	(33,659)	(64,471)		(86,227)	(125,521)
Net income	$79,741	$46,145		$247,038	$188,944

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 12

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/22	9/30/21	9/30/22	9/30/21
Leasing related:
Tenant improvements and tenant inducements	$17,252	$11,797	$54,147	$37,679
External leasing commissions	2,614	2,316	10,003	7,859
	19,866	14,113	64,150	45,538

Maintenance capital expenditures	21,062	16,121	48,411	32,389
Total leasing related and maintenance capital expenditures	$40,928	$30,234	$112,561	$77,927

Value-enhancing:
Anchor space repositionings	$6,227	$11,757	$25,442	$34,209
Outparcel developments	3,872	3,040	7,811	7,559
Redevelopments	28,849	24,683	73,075	79,443
New development	16	58	341	326
Other (1)	7,366	4,106	19,840	6,982
Total value-enhancing capital expenditures	$46,330	$43,644	$126,509	$128,519

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar array installations.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 13

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			9/30/22	12/31/21
Equity Capitalization:
Common shares outstanding			299,913	297,210
Common share price			$18.47	$25.41
Total equity capitalization			$5,539,393	$7,552,106

Debt:
Revolving credit facility			$200,000	$—
Term loan facility			300,000	300,000
Unsecured notes			4,618,453	4,868,453
Total principal debt			5,118,453	5,168,453
Add: Net unamortized premium			24,503	26,651
Less: Deferred financing fees			(33,502)	(30,586)
Total debt			5,109,454	5,164,518
Less: Cash, cash equivalents and restricted cash			(31,252)	(297,743)
Net debt			$5,078,202	$4,866,775

Total market capitalization			$10,617,595	$12,418,881

Liquidity:
Cash and cash equivalents and restricted cash			$31,252	$297,743
Available under revolving credit facility (1)			1,049,475	1,249,252
Available under term loan facility			200,000	—
			$1,280,727	$1,546,995

Ratios:
Principal debt to total market capitalization			48.2%	41.6%
Principal debt to total assets, before depreciation			44.8%	46.2%
Unencumbered assets to unsecured debt			2.2x	2.2x
Net principal debt to Adjusted EBITDA, current quarter annualized (2)			6.4x	6.5x
Net principal debt to Adjusted EBITDA, trailing twelve months (2)			6.5x	6.5x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.1x	3.9x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.1x	3.9x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	3.9x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	3.9x

			As of	As of
			9/30/22	12/31/21
Percentage of total debt: (3)
Fixed			96.1%	95.2%
Variable			3.9%	4.8%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			5.2	5.8
Variable			3.8	0.1
Total			5.1	5.5

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Positive

(1) Funds available under the revolving credit facility are reduced by three outstanding letters of credit totaling $0.5 million.
(2) Net principal debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of October 31, 2022.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 14

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2022	$—	—
2023	—	—
2024	500,000	3.65%
2025	700,000	3.85%
2026	807,542	4.16%
2027	700,000	3.85%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
Total Debt Obligations	$5,118,453	3.72%

Net unamortized premium	24,503
Deferred financing costs	(33,502)
Debt Obligations, Net	$5,109,454

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (Adjusted SOFR + 119 basis points) (2)(3)	$300,000	3.78%	7/26/27	5.86%

Unsecured Notes
3.65% 2024 Brixmor OP Notes	500,000	3.65%	6/15/24	9.77%
3.85% 2025 Brixmor OP Notes	700,000	3.85%	2/1/25	13.68%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.72%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.02%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.81%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.11%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.84%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.65%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	15.63%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.77%
Total Fixed Rate Unsecured Notes	4,618,453	3.69%		90.23%

Total Fixed Rate Debt	$4,918,453	3.70%		96.09%

Variable Rate Debt:
Revolving Credit Facility (Adjusted SOFR + 104 basis points)(3)	$200,000	4.12%	6/30/26	3.91%

Total Variable Rate Debt	$200,000	4.12%		3.91%

Total Debt Obligations	$5,118,453	3.72%		100.00%

Net unamortized premium	24,503
Deferred financing costs	(33,502)
Debt Obligations, Net	$5,109,454

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective June 1, 2022, $300,000 of the Term Loan Facility is swapped from Adjusted SOFR to a fixed, combined rate of 2.59% (plus a spread of 119 basis points) through July 26, 2024.
(3) Reflects a 1 basis point rate reduction due to the achievement of certain sustainability metric targets for the year ended December 31, 2021.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 15

COVENANT DISCLOSURE	↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
Covenants	9/30/22

I. Aggregate debt test	< 65%	45.9%
Total Debt	5,109,454
Total Assets	11,143,534

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)	—
Total Assets	11,143,534

III. Unencumbered asset ratio	> 150%	218.1%
Total Unencumbered Assets	11,143,534
Unsecured Debt	5,109,454

Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	4.0	x	4.1	x
Consolidated EBITDA	779,159	796,898
Annual Debt Service Charge	194,874	195,180

(1) The Company had no secured debt as of September 30, 2022.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, and 2.500% 2031 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 11, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
Covenants	9/30/22

I. Leverage ratio	< 60%	37.7%
Total Outstanding Indebtedness	5,118,453
Balance Sheet Cash (1)	35,065
Total Asset Value	13,467,412

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)	—
Balance Sheet Cash (1)	35,065
Total Asset Value	13,467,412

III. Unsecured leverage ratio	< 60%	37.8%
Total Unsecured Indebtedness	5,118,453
Unrestricted Cash (3)	27,404
Unencumbered Asset Value	13,467,412

IV. Fixed charge coverage ratio	> 1.5x	4.5x
Total Net Operating Income	874,824
Capital Expenditure Reserve	10,028
Fixed Charges	194,112

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of September 30, 2022.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 28, 2022 filed as Exhibit 10.1 to Form 10-Q, filed with the Securities and Exchange Commission on May 2, 2022.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 16

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2022

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2022
Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	1/7/22	$85,650	181,819	95.8%	$25.08	Ralphs (Kroger), Cost Plus World Market, HomeGoods, Rite Aid
Land at Cobblestone Village	Jacksonville, FL	1/10/22	1,625	1.2 acres	-	-	-
Arboretum Village	Dallas-Fort Worth-Arlington, TX	1/21/22	46,200	95,354	97.4%	26.42	Tom Thumb (Albertsons), Ace Hardware, PetSmart
Ravinia Plaza	Chicago-Naperville-Elgin, IL-IN-WI	2/24/22	26,000	101,800	81.1%	17.79	Whole Foods Market
			$159,475	378,973 / 1.2 acres

Three Months Ended June 30, 2022
Elmhurst Crossing	Chicago-Naperville-Elgin, IL-IN-WI	4/13/22	$75,100	347,503	100.0%	$14.03	Whole Foods Market, At Home, Kohls, Party City, Petco, Shoe Carnival
North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN-WI	4/13/22	60,000	383,884	94.7%	12.05	Amazon Fresh, Best Buy, Burlington Stores, Kohl's, Michaels, Petco
West U Marketplace	Houston-The Woodlands-Sugar Land, TX	4/19/22	33,500	60,136	100.0%	26.09	Whole Foods Market
Waterford Commons - Ruby Tuesday	Norwich-New London, CT	5/16/22	1,525	6,781	-	-	-
Lake Pointe Village	Houston-The Woodlands-Sugar Land, TX	6/10/22	81,000	162,263	87.7%	28.66	Whole Foods Market
			$251,125	960,567

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2022		$410,600	1,339,540 / 1.2 acres

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 18

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2022
Conyers Plaza	Atlanta-Sandy Springs-Alpharetta, GA	2/1/22	$25,550	171,374	97.4%	$13.79	JOANN, PetSmart, Value Village
New Garden Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2/18/22	8,800	147,370	95.7%	8.28	Big Lots, Ollie's Bargain Outlet, Planet Fitness
Hub Shopping Center	Kansas City, MO-KS	2/25/22	10,000	160,423	100.0%	6.48	Price Chopper, Dollar Tree, Oak Street Health
Westgate	Dublin, GA	3/18/22	7,200	104,794	93.2%	6.93	Big Lots, Citi Trends, Planet Fitness
East Ridge Crossing	Chattanooga, TN-GA	3/28/22	7,380	58,950	93.9%	10.64	Food Lion (Ahold Delhaize)
Superior Marketplace - Panda Express (4)	Boulder, CO	3/29/22	2,000	2,500	100.0%	39.93	Panda Express
			$60,930	645,411

Three Months Ended June 30, 2022
Delta Center - Chipotle Mexican Grill (4)	Lansing-East Lansing, MI	4/1/22	$1,796	2,400	100.0%	$41.67	-
Haymarket Mall	Des Moines-West Des Moines, IA	4/8/22	8,858	226,875	90.3%	6.61	Burlington Stores, Harbor Freight Tools, Hobby Lobby
Anson Station	Charlotte-Concord-Gastonia, NC-SC	4/8/22	6,600	132,353	77.9%	5.93	Food Lion (Ahold Delhaize), Rose's, Tractor Supply Co.
North Dover Center	Dover, DE	5/5/22	28,750	191,974	98.2%	11.57	Bob's Discount Furniture, Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx
Brice Park	Columbus, OH	5/18/22	13,500	147,800	92.7%	10.52	Ashley Furniture, Citi Trends, Dollar Tree, Michaels
Elk Grove Town Center - Walgreens (4)	Chicago-Naperville-Elgin, IL-IN-WI	6/8/22	5,032	13,905	100.0%	18.99	Walgreens
Stone Mountain Festival - Walmart (4)	Atlanta-Sandy Springs-Alpharetta, GA	6/10/22	11,000	210,606	100.0%	2.92	Walmart Supercenter
Torrington Plaza	Torrington, CT	6/23/22	9,000	125,496	73.8%	11.69	JOANN, Staples, T.J.Maxx
			$84,536	1,051,409

Three Months Ended September 30, 2022
Valley Fair - former Mealy's (4)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7/26/22	$5,400	60,000	—%	N/A	-
Valley Crossing	Hickory-Lenoir-Morganton, NC	7/27/22	20,700	191,431	98.8%	$9.63	Academy Sports + Outdoors, American Freight Furniture, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet
Briggsmore Plaza - McDonald's (4)	Modesto, CA	9/23/22	1,200	2,626	100.0%	N/A	-
Parkway Plaza - Biscuitville (4)	Winston-Salem, NC	9/30/22	1,800	2,863	100.0%	N/A	-
			$29,100	256,920

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2022		$174,566	1,953,740

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2022
1	Downtown Publix	Port St. Lucie, FL	Expansion of existing Revive Wellness to 14K SF
2	Westridge Court - Project II	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure and remerchandise former Savers with a 26K SF The Fresh Market
3	Brentwood Plaza	Cincinnati, OH-KY-IN	Combine several small shop spaces for a 15K SF Ace Hardware

In Process Projects
4	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Big Lots with a 26K SF Sprouts Farmers Market
5	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former grocer with a 21K SF ALDI, a 15K SF Boot Barn, and an additional junior anchor
6	Aurora Plaza	Denver-Aurora-Lakewood, CO	Combine former Gen-X and Techno Rescue for a 48K SF Chuze Fitness
7	Stone Mountain Festival	Atlanta-Sandy Springs-Alpharetta, GA	Remerchandise former Hobby Lobby with a 35K SF Conn’s Home Plus and a 17K SF Harbor Freight Tools
8	Columbus Center	Columbus, IN	Remerchandise former Big Lots with a 21K SF Burlington Stores and a 4K SF Bath & Body Works
9	Seacoast Shopping Center	Boston-Cambridge-Newton, MA-NH	Remerchandise former NH1 Motorsports with a 25K SF The Zoo Health Club and a 22K SF Tractor Supply Co.
10	Maple Village	Ann Arbor, MI	Remerchandise former Stein Mart with a 25K SF Burlington Stores and additional retailers
11	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Remerchandise former Best Buy with a 41K SF grocer and a 5K SF My Salon Suites
12	Redford Plaza	Detroit-Warren-Dearborn, MI	Relocate and rightsize existing Burlington Stores to 30K SF and remerchandise the vacated space with a 15K SF Aaron's and additional retailers
13	Rio Grande Plaza	Ocean City, NJ	Remerchandise former Peebles with a 20K SF Burlington Stores and additional retailers
14	Parkway Plaza	New York-Newark-Jersey City, NY-NJ-PA	Combine former Minado Restaurant and Stew Leonard's Wine & Spirits for a 21K SF ALDI
15	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 43K SF grocer and a 14K SF Five Below
16	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Relocation of existing H&R Block to accommodate the combination of several small shop spaces for a 10K SF pOpshelf
17	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Marshalls with a 44K SF specialty grocer and additional retailers
18	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Staples with a 10K SF Five Below and additional small shop space
Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	18	$72,800	$33,400	7% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During the Three Months Ended September 30, 2022
1	Cayuga Mall	Ithaca, NY	Remerchandise former Rite Aid and Party City with a 22K SF ALDI, an 18K SF medical use and additional small shop space
2	Garner Towne Square	Raleigh-Cary, NC	Remerchandise former grocer with a 30K SF Lidl, a 15K SF Harbor Freight Tools, and a 3K SF Eggs Up Grill
3	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate a 19K SF Sierra Trading Post and additional retailers
Projects Stabilized During the Six Months Ended June 30, 2022
4	Springdale - Phase III	Mobile, AL	Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus, a 27K SF Crunch Fitness, and a 14K SF Fresenius Medical Care
5	Westridge Court - Project I	Chicago-Naperville-Elgin, IL-IN-WI	Combine several small shop spaces for a 14K SF La-Z-Boy Furniture
6	Hamilton Plaza	Trenton-Princeton, NJ	Remerchandise former Kmart with a 21K SF Grocery Outlet, a 16K SF Rothman Orthopaedic Institute, a 10K SF Dollar Tree and additional retailers
7	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Bob’s Stores with a 31K SF Wren Kitchens
8	Preston Ridge	Dallas-Fort Worth-Arlington, TX	Combine former Tuesday Morning and adjacent small shop space for a 14K SF pOpshelf

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	8	$37,500	9%
(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 20

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2022
1	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Construction of a 13K SF Take 5 Oil Change	Jun-23	$100	$50	33%
2	Cobblestone Village	Jacksonville, FL	Construction of a 4K SF Whataburger	Sep-23	1,750	1,750	7%

	In Process Projects
3	Plaza by the Sea	Los Angeles-Long Beach-Anaheim, CA	Construction of a 4K SF multi-tenant outparcel, including a 2K SF Plant Power Fast Food and a 2K SF Handel's Homemade Ice Cream	Dec-22	2,900	2,500	7%
4	Marketplace at Wycliffe (2)	Miami-Fort Lauderdale-Pompano Beach, FL	Construction of a 2K SF KFC	Dec-22	250	200	44%
5	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Dec-22	3,050	2,650	9%
6	Westgate Plaza	Springfield, MA	Construction of a 20K SF ALDI and 2K SF Popeyes	Dec-22	2,500	1,500	9%
7	Northside	Dalton, GA	Construction of a 5K SF Chick-fil-A	Mar-23	100	50	112%
8	Plaza Rio Vista	Riverside-San Bernardino-Ontario, CA	Construction of a 4K SF Quick Quack Car Wash	Jun-23	750	700	16%
9	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Construction of a 1K SF Dutch Bros. Coffee	Jun-23	1,050	450	4%
10	Capitol Shopping Center	Concord, NH	Construction of a 6K SF 110 Grill, a 5K SF multi-tenant building and a 2K SF drive thru	Jun-23	6,000	2,250	8%
11	Delhi Shopping Center	Cincinnati, OH-KY-IN	Construction of a 1K SF Take 5 Oil Change	Jun-23	50	50	83%
12	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Sep-23	4,750	3,800	9%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$23,250	$15,950	9%
				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,3)	NOI Yield (1,3)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During the Three Months Ended September 30, 2022
1	Rose Pavilion	San Francisco-Oakland-Berkeley, CA	Construction of a 2K SF Taco Bell	Sep-22		$500	11%
2	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Crumbl Cookies	Sep-22		3,100	14%
3	Bethel Park Shopping Center	Pittsburgh, PA	Construction of a 2K SF Popeyes	Sep-22		550	15%
4	Highland Village Town Center	Dallas-Fort Worth-Arlington, TX	Construction of a 3K SF HTeaO	Sep-22		600	14%
	Projects Stabilized During The Six Months Ended June 30, 2022
5	The Commons at Wolfcreek - Project II	Memphis, TN-MS-AR	Construction of a 2K SF Whataburger	Jun-22		300	58%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$5,050	16%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.6 million of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 21

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2022
1	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Mrs. Green's Natural Market, former Pet Valu, and former Rite Aid with a 10K SF Ulta, a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	6	Mar-24	$7,600	$1,550	14%
2	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandise of 94K SF in-line and lower-level retail space including an 18K SF Planet Fitness, an 8K SF Pet Supplies Plus, a 7K SF My Salon Suites, and additional retailers; and shopping center upgrades including façade and parking renovations, new landscaping and signage, and improved pedestrian and vehicular access	17	Jun-24	22,400	7,000	7%
	In Process Projects
3	Venice Village (2)	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 48K SF Publix prototype; right-size small shop GLA by 3K SF; shopping center upgrades include façade, landscaping and parking enhancements and sustainable features including LED lighting	18	Dec-22	9,500	8,900	10%
4	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize of existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking and lighting enhancements	66	Dec-22	8,350	6,400	11%
5	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Modell's Sporting Goods and adjacent retail space with a 39K SF grocer; lease-up of additional small shop space; and shopping center upgrades, including façade renovations, landscaping and parking reconfiguration	23	Dec-22	10,850	10,300	8%
6	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF fitness tenant and additional retailers; and shopping center upgrades including façade and parking renovations	5	Dec-22	9,400	8,950	9%
7	Village at Mira Mesa - Phase II (3)	San Diego-Chula Vista-Carlsbad, CA	Raze existing 6K SF Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Mar-23	12,600	12,200	7%
8	Gateway Plaza - Vallejo	Vallejo, CA	Redevelopment of former Hancock Fabrics with a 13K SF PetSmart; remerchandising small shop space; and shopping center upgrades including façade renovations	53	Jun-23	5,100	2,500	8%
9	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Demolish 26K SF of underutilized retail space to accommodate construction of a 19K SF Crunch Fitness and additional retail space; and shopping center upgrades including façade renovations and sidewalk and landscaping improvements	16	Jun-23	6,300	2,000	9%
10	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies"R"Us location; backfill of former Golf Galaxy with additional junior anchors; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; redevelopment of former Gordmans with a 25K SF buybuy Baby and an additional junior anchor retailer; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Sep-23	14,700	6,350	9%
11	Shops at Palm Lakes	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of former Kmart for multiple retailers including a 41K SF LA Fitness, a 24K SF dd's Discounts and construction of multi-tenant outparcel developments; and shopping center upgrades including façade renovation, updates to storm water drainage and landscaping and new signage and lighting	27	Sep-23	31,150	24,400	8%
12	Marco Town Center	Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Sep-23	11,500	9,200	10%
13	Dickson City Crossings	Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods and AC Moore with a 41K SF Burlington Stores, a 19K SF Sierra Trading Post, a 20K SF Joann Stores, and additional junior anchors; redevelopment of former Pier 1 outparcel into a multi-tenant building; and shopping center upgrades including partial façade renovations and addition of outdoor seating	29	Sep-23	9,000	4,050	10%
14	Vail Ranch Center	Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken and additional retailers; remerchandise additional small shop space with relevant retailers including a 7K SF My Salon Suite and a 6K SF Bark Social; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Dec-23	9,600	6,700	9%
15	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including a 29K SF Sport & Social, an 11K SF Hampton Social, a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-23	41,300	26,100	8%

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 22

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

16	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF grocer and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking enhancements and pylon sign upgrades	31	Dec-23	14,650	6,100	9%
17	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Dec-23	2,150	1,250	15%
18	East Port Plaza	Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Mar-24	7,150	3,750	8%
19	Hillcrest Market Place	Spartanburg, SC	Redevelopment of former Stein Mart with a 25K SF Ross Dress for Less (relocated and rightsized within center) and an 11K SF Five Below; combine former Ross Dress for Less and Office Depot to accommodate a 55K SF Hobby Lobby and additional retail space; remerchandise existing outparcel buildings; construction of multiple outparcel buildings; and shopping center upgrades including landscaping and signage enhancements	38	Mar-24	9,750	5,200	7%
20	The Village at Mableton	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment of former Kmart with a 28K SF Burlington Stores, a 22K SF Ross Dress for Less, a 20K SF dd's Discounts, a 10K SF Five Below, and additional retailers; Construction of a 1K SF outparcel building with drive-thru; shopping center upgrades including façade renovations and landscaping and signage enhancements	24	Sep-24	16,250	2,800	9%
21	WaterTower Plaza	Worcester, MA-CT	Redevelopment of former Shaw's with a 46K SF grocer and additional retailers; and shopping center upgrades including the addition of patio areas, façade renovations and parking enhancements	27	Dec-24	11,200	3,250	9%
22	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a multi-tenant outparcel building; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Jun-25	27,800	4,100	8%
23	Wynnewood Village - Phase IV (4)	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a large-format retail use	65	Jun-25	5,950	1,700	14%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$304,250	$164,750	9%

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 23

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

					Property	Stabilization	Net Project	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter	Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended September 30, 2022
1	Fox Run		Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of former Kmart and Peebles with a 38K SF Big Lots, a 19K SF Planet Fitness, an 18K SF additional junior anchor, a 10K SF Ulta, a 9K SF Five Below and additional retailers; construction of two stand-alone outparcel buildings and one multi-tenant building; and shopping center upgrades including new pylon signage, landscaping and parking enhancements	30	Sep-22	$21,400	8%
2	Braes Heights		Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; and shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Sep-22	$8,400	8%
	Projects Stabilized During The Six Months Ended June 30, 2022
3	Tinley Park Plaza - Phase I (6)	1	Chicago-Naperville-Elgin, IL-IN-WI	Demolish 80K SF of structurally obsolescent anchor space to accommodate construction of a 38K SF Amazon Fresh, a 25K SF Burlington Stores and additional retailers; renovate and remerchandise 13K SF of retail space; and shopping center upgrades including façade and parking renovations, and new pylon signs, landscaping and irrigation	22	Jun-22	17,350	15%
4	Wynnewood Village - Phase III	1	Dallas-Fort Worth-Arlington, TX	Relocation and expansion of existing Gambro Healthcare to 14K SF and Mi Doctor to 12K SF; remerchandise existing space with a 15K SF Kid's Empire and a 12K SF Five Below; and shopping center upgrades including façade renovations and parking enhancements	65	Jun-22	8,000	7%
5	Stewart Plaza	1	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment and rightsize of existing Burlington Stores to 65K SF to accommodate addition of a 75K SF Floor & Décor; remerchandise additional small shop space with new relevant retailers; and shopping center upgrades including façade renovations, parking and pylon sign enhancements	13	Mar-22	15,150	10%
	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$70,300	10%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $2.3M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $1.5M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $0.5M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(6) NOI yield includes amounts anticipated to be received as part of an executed tax increment financing (TIF) agreement, which may not be received until after the expected stabilization date.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento-Roseville-Folsom, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family
4	Mall at 163rd Street	Miami-Fort Lauderdale-Pompano Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
6	Northeast Plaza	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center including potential residential component
7	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space to create entertainment / restaurant destination
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
11	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
12	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
13	Kessler Plaza (1)	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center with multiple retailers, restaurants, and potential multi-family component
14	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
15	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
3	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of shopping center, remerchandise with multiple retailers and a new anchor tenant
4	Center of Bonita Springs	Cape Coral-Fort Myers, FL	Redevelopment of existing anchor space for multiple retailers, densification of site
5	Sunrise Town Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment and repositioning of shopping center
6	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
7	Granada Shoppes	Naples-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers
8	Coastal Way	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing anchor space for multiple retailers
9	Dolphin Village (1)	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
10	Kings Market	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
11	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel development
12	Northside	Dalton, GA	Reposition of former anchor which may include site densification with addition of outparcel pad development
13	High Point Centre (1)	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space for potential residential component
14	Tinley Park Plaza - Phase II	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space for multiple retailers
15	Delta Center	Lansing-East Lansing, MI	Redevelopment of existing anchor space for multiple retailers
16	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
17	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
18	Middletown Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reposition of former anchor outparcel and peripheral façade renovation
19	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
20	69th Street Plaza (1)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
21	Barn Plaza (1)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
22	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

23	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
24	Circle Center	Hilton Head Island-Bluffton, SC	Redevelopment and repositioning of shopping center
25	Baytown Shopping Center (1)	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
26	Clear Lake Camino South (1)	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
27	Lake Pointe Village	Houston-The Woodlands-Sugar Land, TX	Reposition of existing vacant space and site densification
28	Maplewood (1)	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
29	Windvale Center (1)	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
30	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center

(1) Indicates project added to the pipeline during the three months ended September 30, 2022.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2021.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 26

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2022

PORTFOLIO OVERVIEW							↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		9/30/22	6/30/22	3/31/22	12/31/21	9/30/21

Number of properties		378	379	380	382	386
GLA		66,851,369	67,107,846	67,203,965	67,452,927	67,712,852
Percent billed		89.6%	89.0%	88.6%	88.7%	88.2%
Percent leased		93.3%	92.5%	92.1%	92.0%	91.5%
TOTAL ≥ 10,000 SF		95.4%	94.8%	94.4%	94.4%	94.2%
TOTAL < 10,000 SF		88.8%	87.7%	87.0%	86.7%	85.7%
ABR		$940,869	$929,793	$910,758	$900,623	$888,875
ABR PSF		$16.02	$15.90	$15.64	$15.42	$15.25

PORTFOLIO BY UNIT SIZE AS OF 9/30/22
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	ABR PSF
≥ 35,000 SF	425	24,094,039	36.0%	94.2%	95.8%	$224,398	$11.00
20,000 - 34,999 SF	504	13,168,249	19.7%	90.4%	95.9%	145,738	11.64
10,000 - 19,999 SF	626	8,531,639	12.8%	89.0%	93.3%	117,234	15.11
5,000 - 9,999 SF	1,121	7,723,983	11.6%	85.2%	90.4%	131,597	19.58
< 5,000 SF	6,274	13,333,459	19.9%	83.5%	87.8%	321,902	28.37
TOTAL	8,950	66,851,369	100.0%	89.6%	93.3%	$940,869	$16.02

TOTAL ≥ 10,000 SF	1,555	45,793,927	68.5%	92.1%	95.4%	$487,370	$11.98
TOTAL < 10,000 SF	7,395	21,057,442	31.5%	84.1%	88.8%	453,499	25.10

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 28

PORTFOLIO COMPOSITION
Dollars in thousands

ESSENTIAL AND OTHER TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

ESSENTIAL	$308,849	33%
Grocery / Pharmacy	145,319	15%
General Merchandise (Discount / Dollar)	32,347	3%
Pet	26,179	3%
Financial services	25,864	3%
Medical (essential)	25,440	3%
Home improvement	16,482	2%
Mail / Shipping and Other services	15,623	2%
Other Essential	11,563	1%
Auto	10,032	1%

OTHER	$632,020	67%
Restaurants	144,825	15%
Other Personal Services	68,382	7%
Off-Price Apparel	62,063	7%
Fitness / Sports	51,345	5%
Value Apparel, Shoes, Accessories	46,636	5%
Home Décor	44,221	5%
Other Retail	38,848	4%
General Merchandise (Department, Gift, etc.)	38,643	4%
Health & Beauty	27,599	3%
Electronics & Appliance	27,474	3%
Other Medical	27,270	3%
Entertainment	20,837	2%
Hobby & Crafts	16,619	2%
Liquor	9,096	1%
Other Professional Services	8,162	1%

TOTAL	$940,869	100%

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 29

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	86	2,578,543	3.9%	$31,496	3.3%	$12.21
2	The Kroger Co. (3)	44	2,993,862	4.5%	22,646	2.4%	7.56
3	Burlington Stores, Inc.	37	1,619,178	2.4%	18,075	1.9%	11.16
4	Dollar Tree Stores, Inc. (4)	122	1,413,518	2.1%	16,009	1.7%	11.33
5	Publix Super Markets, Inc.	31	1,431,891	2.1%	14,552	1.5%	10.16
6	Ross Stores, Inc (5)	40	1,047,460	1.6%	13,131	1.4%	12.54
7	L.A Fitness International, LLC	14	566,362	0.8%	10,994	1.2%	19.41
8	Ahold Delhaize (6)	18	981,884	1.5%	10,676	1.1%	10.87
9	Amazon.com, Inc. / Whole Foods Market Services, Inc.	15	567,970	0.8%	9,894	1.1%	17.42
10	Albertson's Companies, Inc (7)	14	750,202	1.1%	9,638	1.0%	12.85

		421	13,950,870	20.8%	157,111	16.6%	11.26

11	PetSmart, Inc.	27	594,706	0.9%	9,457	1.0%	15.90
12	Kohl's Corporation	14	1,095,329	1.6%	8,896	0.9%	8.12
13	Big Lots, Inc.	34	1,097,269	1.6%	8,234	0.9%	7.50
14	Ulta Beauty, Inc.	31	346,163	0.5%	8,111	0.9%	23.43
15	PETCO Animal Supplies, Inc.	34	463,715	0.7%	8,044	0.9%	17.35
16	Five Below, Inc.	43	398,985	0.6%	7,578	0.8%	18.99
17	Party City Holdco Inc.	29	418,942	0.6%	6,440	0.7%	15.37
18	The Michaels Companies, Inc.	21	472,884	0.7%	6,158	0.7%	13.02
19	Best Buy Co., Inc.	12	459,022	0.7%	5,778	0.6%	12.59
20	Bed Bath & Beyond, Inc. (8)	21	517,175	0.8%	5,697	0.6%	11.02

		687	19,815,060	29.5%	231,504	24.6%	11.68

21	Staples, Inc.	21	442,469	0.7%	5,432	0.6%	12.28
22	Office Depot, Inc. (9)	20	432,564	0.6%	5,055	0.5%	11.69
23	CVS Health	15	222,799	0.3%	5,005	0.5%	22.46
24	JOANN Stores, Inc.	20	416,707	0.6%	4,979	0.5%	11.95
25	JP Morgan Chase & Co.	27	98,918	0.1%	4,856	0.5%	49.09
26	At Home Stores LLC	7	629,922	0.9%	4,549	0.5%	7.22
27	DICK's Sporting Goods, Inc. (10)	11	363,069	0.5%	4,341	0.5%	11.96
28	Gap, Inc. (11)	13	215,422	0.3%	4,289	0.5%	19.91
29	The Home Depot, Inc.	5	428,868	0.6%	4,136	0.4%	9.64
30	Hobby Lobby Stores, Inc.	11	574,545	0.9%	4,107	0.4%	7.15
31	Wal-Mart Stores, Inc. (12)	10	983,458	1.5%	3,971	0.4%	4.04
32	Harbor Freight Tools	22	370,856	0.6%	3,948	0.4%	10.65
33	AMC Entertainment	4	200,955	0.3%	3,704	0.4%	18.43
34	Sally Beauty Holdings, Inc. (13)	81	152,932	0.2%	3,577	0.4%	23.39
35	Bank of America, NA	25	87,063	0.1%	3,566	0.4%	40.96
36	Designer Brands Inc. (DSW)	12	232,077	0.3%	3,443	0.4%	14.84
37	Barnes & Noble, Inc.	9	203,748	0.3%	3,402	0.4%	16.70
38	Walgreens Boots Alliance, Inc. (14)	15	197,070	0.3%	3,329	0.4%	16.89
39	Franchise Group, Inc. (15)	23	266,128	0.4%	3,305	0.4%	12.42
40	Wakefern Food Corporation (16)	4	230,254	0.3%	3,289	0.3%	14.28

	TOTAL TOP 40 RETAILERS	1,042	26,564,884	39.3%	$313,787	33.4%	$11.81

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(6) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-2, Stop & Shop-1, Bottom Dollar Food-1,				(11) Includes Old Navy-11 and Gap Factory-2.
all franchise locations.		Hannaford-1 and Tops Market-1.				(12) Includes Supercenters-9 and Walmart Neighborhood Market-1.
(2) Includes T.J. Maxx-34, Marshalls-32, HomeGoods-16, Sierra Trading Post-3 and HomeSense-1.		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, Randalls-1,				(13) Includes Sally Beauty-69, Cosmoprof-11 and Macon Beauty Systems-1.
(3) Includes Kroger-32, King Soopers-3, Ralphs-3, Dillons-2, Harris Teeter-1,		Shop & Save Market-1 and Star Market-1.				(14) Includes Walgreens -14 and owned location subleased to other retailer -1
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		(8) Includes Bed Bath & Beyond-13, buybuy Baby-3				(15) Includes Pet Supplies Plus-10, The Vitamin Shoppe-6, American Freight-5,
(4) Includes Dollar Tree-109, Family Dollar-12 and Deal$-1.		Harmon Face Values-3 and Cost Plus World Market(sublease)-2.				Badcock Home Furniture-1 and Buddy's Home Furnishings-1.
(5) Includes Ross Dress for Less-39 and dd's Discounts-1.		(9) Includes Office Depot-10 and OfficeMax-10.				(16) Includes ShopRite-3 and PriceRite-1.
		(10) Includes DICK'S Sporting Goods Warehouse Sale-4, Golf Galaxy-4 and DICK'S Sporting Goods-3

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 30

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 9/30/22	417	2,791,073	$47,703	$17.09	$4.91	$1.62	6.2	319	2,275,773	$16.17	$14.58	10.9%
Three months ended 6/30/22	443	2,885,438	49,312	17.09	4.59	2.15	6.5	331	2,297,341	16.38	14.56	12.5%
Three months ended 3/31/22	374	2,307,147	35,869	15.55	4.68	1.99	6.4	271	1,775,717	14.63	12.93	13.1%
Three months ended 12/31/21	467	2,866,093	47,923	16.72	3.99	2.23	6.3	351	2,241,762	15.90	14.09	12.8%
TOTAL - TWELVE MONTHS ENDED 9/30/22	1,701	10,849,751	$180,807	$16.66	$4.53	$2.00	6.4	1,272	8,590,593	$15.84	$14.10	12.3%

	NEW & RENEWAL LEASES ONLY
Three months ended 9/30/22	360	1,748,497	$33,678	$19.26	$7.83	$2.59	6.9	262	1,233,197	$18.46	$16.16	14.2%
Three months ended 6/30/22	387	1,962,044	36,865	18.79	6.75	3.16	7.2	275	1,373,947	18.33	16.00	14.6%
Three months ended 3/31/22	321	1,390,152	26,046	18.74	7.77	3.31	7.4	218	858,722	18.81	15.93	18.1%
Three months ended 12/31/21	430	2,121,990	40,498	19.08	5.39	3.01	6.9	314	1,497,659	18.84	16.45	14.5%
TOTAL - TWELVE MONTHS ENDED 9/30/22	1,498	7,222,683	$137,087	$18.98	$6.81	$3.01	7.0	1,069	4,963,525	$18.60	$16.16	15.1%

NEW LEASES
Three months ended 9/30/22	146	661,587	$14,027	$21.20	$17.80	$6.72	9.3	49	151,440	$21.24	$16.07	32.2%
Three months ended 6/30/22	166	870,194	17,160	19.72	12.68	6.99	9.1	56	291,223	19.75	14.71	34.3%
Three months ended 3/31/22	149	779,954	13,754	17.63	12.46	5.82	9.0	51	285,463	16.28	11.98	35.9%
Three months ended 12/31/21	175	954,979	19,218	20.12	10.90	6.57	10.0	68	381,973	20.58	14.52	41.7%
TOTAL - TWELVE MONTHS ENDED 9/30/22	636	3,266,714	$64,159	$19.64	$13.15	$6.53	9.4	224	1,110,099	$19.35	$14.13	36.9%

RENEWAL LEASES
Three months ended 9/30/22	214	1,086,910	$19,651	$18.08	$1.76	$0.08	5.4	213	1,081,757	$18.07	$16.17	11.8%
Three months ended 6/30/22	221	1,091,850	19,705	18.05	2.03	0.10	5.6	219	1,082,724	17.95	16.35	9.8%
Three months ended 3/31/22	172	610,198	12,292	20.14	1.78	0.10	5.3	167	573,259	20.07	17.90	12.1%
Three months ended 12/31/21	255	1,167,011	21,280	18.23	0.87	0.10	4.4	246	1,115,686	18.24	17.12	6.5%
TOTAL - TWELVE MONTHS ENDED 9/30/22	862	3,955,969	$72,928	$18.43	$1.58	$0.09	5.1	845	3,853,426	$18.39	$16.75	9.8%

OPTION LEASES
Three months ended 9/30/22	57	1,042,576	$14,025	$13.45	$—	$—	5.2	57	1,042,576	$13.45	$12.71	5.8%
Three months ended 6/30/22	56	923,394	12,447	13.48	—	—	5.0	56	923,394	13.48	12.41	8.6%
Three months ended 3/31/22	53	916,995	9,823	10.71	—	—	5.0	53	916,995	10.71	10.12	5.8%
Three months ended 12/31/21	37	744,103	7,425	9.98	—	—	4.7	37	744,103	9.98	9.33	7.0%
TOTAL - TWELVE MONTHS ENDED 9/30/22	203	3,627,068	$43,720	$12.05	$—	$—	5.0	203	3,627,068	$12.05	$11.28	6.8%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 9/30/22						Twelve Months Ended 9/30/22
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	15%	1,776,547	64%	45%	$12.11	7.8%	15%	6,874,225	63%	44%	$11.69	11.5%
New & Renewal Leases Only	9%	864,880	49%	32%	12.43	12.2%	11%	3,720,495	52%	36%	13.13	17.0%
New Leases	6%	258,560	39%	29%	15.63	61.4%	12%	1,698,433	52%	39%	14.69	57.6%
Renewal Leases	12%	606,320	56%	34%	11.06	10.6%	10%	2,022,062	51%	33%	11.83	6.3%
Option Leases	49%	911,667	87%	77%	11.81	5.0%	43%	3,153,730	87%	72%	10.00	6.2%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	85%	1,014,526	36%	55%	$25.81	14.1%	85%	3,975,526	37%	56%	$25.26	13.0%
New & Renewal Leases Only	91%	883,617	51%	68%	25.95	15.2%	89%	3,502,188	48%	64%	25.19	14.0%
New Leases	94%	403,027	61%	71%	24.78	29.7%	88%	1,568,281	48%	61%	25.01	25.0%
Renewal Leases	88%	480,590	44%	66%	26.93	12.4%	90%	1,933,907	49%	67%	25.34	11.5%
Option Leases	51%	130,909	13%	23%	24.86	8.7%	57%	473,338	13%	28%	25.75	8.5%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 31

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	9/30/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
NEW LEASES
Weighted average over lease term:
Base rent	$21.03	$22.77	$20.96	$18.87	$21.65	$18.53
Tenant improvements and allowances	(1.64)	(2.15)	(1.57)	(1.65)	(1.36)	(1.35)
Third party leasing commissions	(0.68)	(0.71)	(0.71)	(0.63)	(0.68)	(0.57)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	18.71	19.91	18.68	16.59	19.61	16.61
Tenant specific landlord work (1)	(1.54)	(1.93)	(1.77)	(1.57)	(1.02)	(1.35)
NET EFFECTIVE RENT	$17.17	$17.98	$16.91	$15.02	$18.59	$15.26
Net effective rent before tenant specific landlord work /
base rent	89%	87%	89%	88%	91%	90%
Net effective rent / base rent	82%	79%	81%	80%	86%	82%
Weighted average term (years)	9.4	9.3	9.1	9.0	10.0	8.2

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	38%	27%	43%	31%	44%	29%
< 10,000 SF	62%	73%	57%	69%	56%	71%

LEASES SIGNED BUT NOT YET COMMENCED (2)
As of 9/30/22:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	72	1,715,583	$24,954	$14.55
< 10,000 SF	345	1,043,724	27,999	26.83
TOTAL	417	2,759,307	$52,953	$19.19

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2022 (remaining)	2023	2024+	Total
Projected Lease Commencements	$12,261	$32,196	$8,496	$52,953

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 420 basis points of total portfolio GLA ($53.0M in ABR), 50 basis points ($6.9M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 32

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	309	852,737	1.4%	1.6%	$17.27	$17.27	15	220,138	0.5%	0.5%	$11.39	$11.39	294	632,599	3.4%	2.7%	$19.31	$19.31
2022	160	653,262	1.0%	1.0%	13.89	13.89	9	219,718	0.5%	0.4%	8.05	8.05	151	433,544	2.3%	1.6%	16.85	16.85
2023	1,161	6,030,644	9.7%	9.2%	14.42	14.44	139	3,438,472	7.9%	6.5%	9.22	9.22	1,022	2,592,172	13.9%	12.2%	21.31	21.37
2024	1,157	8,413,431	13.5%	12.4%	13.86	14.00	174	5,861,600	13.4%	11.8%	9.81	9.82	983	2,551,831	13.7%	13.0%	23.17	23.61
2025	1,059	8,015,177	12.9%	12.3%	14.42	14.65	188	5,620,993	12.9%	12.4%	10.76	10.79	871	2,394,184	12.8%	12.1%	23.01	23.71
2026	917	7,341,157	11.8%	11.8%	15.09	15.52	173	5,209,673	11.9%	11.7%	10.97	11.06	744	2,131,484	11.4%	11.8%	25.15	26.41
2027	966	8,368,206	13.4%	13.2%	14.87	15.54	194	6,074,125	13.9%	14.0%	11.22	11.41	772	2,294,081	12.3%	12.4%	24.55	26.50
2028	514	4,674,419	7.5%	7.7%	15.47	16.92	115	3,415,019	7.8%	8.1%	11.53	12.26	399	1,259,400	6.7%	7.3%	26.15	29.58
2029	403	4,136,412	6.6%	6.6%	15.04	16.56	108	3,174,555	7.3%	7.6%	11.62	12.49	295	961,857	5.2%	5.6%	26.34	29.98
2030	300	2,953,437	4.7%	4.8%	15.27	16.87	71	2,180,140	5.0%	5.0%	11.15	11.96	229	773,297	4.1%	4.6%	26.87	30.71
2031	277	2,685,821	4.3%	4.6%	16.22	18.32	68	1,950,120	4.5%	5.1%	12.69	13.98	209	735,701	3.9%	4.2%	25.58	29.83
2032+	777	8,234,134	13.2%	14.8%	16.94	19.69	215	6,302,549	14.4%	16.9%	13.13	14.88	562	1,931,585	10.3%	12.5%	29.37	35.38

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	309	852,737	1.4%	1.6%	$17.27	$17.27	15	220,138	0.5%	0.5%	$11.39	$11.39	294	632,599	3.4%	2.7%	$19.31	$19.31
2022	143	427,645	0.7%	0.7%	15.76	15.76	3	34,099	0.1%	0.1%	11.67	11.67	140	393,546	2.1%	1.4%	16.12	16.12
2023	946	3,605,728	5.8%	5.9%	15.49	15.52	71	1,477,177	3.4%	2.4%	8.00	8.00	875	2,128,551	11.4%	9.7%	20.69	20.74
2024	803	2,904,437	4.7%	5.5%	17.95	18.28	46	1,144,669	2.6%	2.5%	10.77	10.82	757	1,759,768	9.4%	8.8%	22.63	23.13
2025	688	2,581,345	4.1%	4.9%	18.00	18.57	47	1,042,423	2.4%	2.3%	10.71	10.83	641	1,538,922	8.2%	7.8%	22.93	23.81
2026	554	2,234,152	3.6%	4.4%	18.60	19.66	40	912,191	2.1%	2.0%	10.49	10.85	514	1,321,961	7.1%	7.1%	24.19	25.74
2027	594	2,569,366	4.1%	5.3%	19.26	20.81	54	1,175,178	2.7%	2.9%	12.22	12.71	540	1,394,188	7.5%	7.7%	25.20	27.64
2028	369	1,732,736	2.8%	3.6%	19.34	21.63	36	796,292	1.8%	2.0%	12.23	13.25	333	936,444	5.0%	5.2%	25.39	28.76
2029	313	1,453,815	2.3%	3.0%	19.26	21.63	31	619,309	1.4%	1.5%	11.80	13.03	282	834,506	4.4%	4.6%	24.80	28.01
2030	281	1,775,856	2.8%	3.1%	16.18	18.03	39	1,035,557	2.4%	2.3%	10.85	11.70	242	740,299	4.0%	3.9%	23.65	26.89
2031	279	1,832,341	2.9%	3.2%	16.61	18.88	39	1,115,281	2.6%	2.6%	11.30	12.36	240	717,060	3.8%	3.9%	24.86	29.01
2032+	2,721	40,388,679	64.8%	58.8%	13.70	17.56	1,048	34,094,788	78.0%	78.9%	11.27	14.33	1,673	6,293,891	33.7%	37.2%	26.83	35.05

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 9/30/22				77.2%	82.5%

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2022 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		258	45,001,588	88.8%	92.6%	$662,088	$16.82	68.3%	67.3%	70.4%
	CBSAs Ranked 51 - 100 by Population		44	8,071,687	91.1%	94.1%	98,486	13.72	11.6%	12.1%	10.5%
	Other CBSAs		76	13,778,094	91.5%	95.1%	180,295	14.75	20.1%	20.6%	19.1%

	TOTAL		378	66,851,369	89.6%	93.3%	$940,869	$16.02	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,204,581	85.0%	95.2%	$67,186	$22.49	6.5%	4.8%	7.1%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	22	4,004,846	90.3%	94.5%	66,714	20.36	5.8%	6.2%	7.1%
3	Houston-The Woodlands-Sugar Land, TX	5	30	4,003,729	90.9%	93.6%	52,588	14.47	7.9%	6.1%	5.6%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	17	4,321,156	83.7%	86.3%	52,428	14.61	4.5%	6.5%	5.6%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,601,417	88.5%	91.3%	44,910	19.07	3.4%	3.9%	4.9%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,888,045	94.2%	96.9%	41,305	24.59	2.5%	2.8%	4.4%
7	Atlanta-Sandy Springs-Alpharetta, GA	8	23	3,332,769	88.0%	91.9%	39,274	13.24	6.1%	5.1%	4.2%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,778,193	89.1%	90.9%	25,987	16.78	2.5%	2.7%	2.8%
9	Cincinnati, OH-KY-IN	30	7	1,864,226	90.6%	94.9%	24,563	17.76	1.9%	2.8%	2.6%
10	Miami-Fort Lauderdale-Pompano Beach, FL	9	9	1,484,923	86.5%	88.8%	21,215	16.52	2.4%	2.2%	2.3%
	10 Largest CBSAs by ABR	—	169	28,483,885	88.3%	92.3%	436,170	17.66	43.5%	43.1%	46.6%

11	Naples-Marco Island, FL	142	5	1,068,511	95.8%	98.2%	19,707	19.10	1.3%	1.6%	2.1%
12	Denver-Aurora-Lakewood, CO	19	6	1,317,998	89.0%	95.6%	18,081	15.44	1.6%	2.0%	2.0%
13	Orlando-Kissimmee-Sanford, FL	23	5	810,464	87.7%	94.2%	17,526	23.16	1.3%	1.2%	2.0%
14	Charlotte-Concord-Gastonia, NC-SC	22	5	1,425,703	93.4%	97.5%	16,383	13.07	1.3%	2.1%	1.7%
15	Detroit-Warren-Dearborn, MI	14	8	1,460,031	91.6%	93.7%	16,337	12.96	2.1%	2.2%	1.7%
16	San Diego-Chula Vista-Carlsbad, CA	17	3	655,343	97.4%	99.2%	16,116	25.31	0.8%	1.0%	1.7%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,726	87.2%	88.7%	13,739	15.80	2.1%	1.6%	1.5%
18	Ann Arbor, MI	150	3	820,327	91.0%	94.8%	12,702	16.46	0.8%	1.2%	1.4%
19	San Francisco-Oakland-Berkeley, CA	13	2	506,994	94.7%	95.1%	11,420	29.04	0.5%	0.8%	1.2%
20	Vallejo, CA	123	1	519,324	89.8%	98.4%	10,837	21.39	0.3%	0.8%	1.2%
	20 Largest CBSAs by ABR	—	215	38,155,306	89.2%	93.0%	589,018	17.66	55.6%	57.6%	63.1%

21	Binghamton, NY	197	4	751,572	88.6%	96.0%	10,318	14.52	1.1%	1.1%	1.1%
22	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	798,262	97.5%	98.4%	10,040	12.78	1.1%	1.2%	1.1%
23	Allentown-Bethlehem-Easton, PA-NJ	71	3	829,432	95.8%	96.9%	9,924	13.61	0.8%	1.2%	1.1%
24	Port St. Lucie, FL	113	5	688,059	89.7%	92.6%	9,888	15.62	1.3%	1.0%	1.1%
25	North Port-Sarasota-Bradenton, FL	69	5	734,750	92.9%	94.6%	9,852	14.26	1.3%	1.1%	1.0%
26	Memphis, TN-MS-AR	44	1	649,252	93.2%	95.5%	9,823	16.85	0.3%	1.0%	1.0%
27	Riverside-San Bernardino-Ontario, CA	12	4	501,668	85.1%	98.6%	9,822	22.71	1.1%	0.8%	1.0%

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 34

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Boston-Cambridge-Newton, MA-NH	11	6	723,339	86.6%	93.8%	9,410	13.87	1.6%	1.1%	1.0%
29	Cleveland-Elyria, OH	35	3	795,777	83.7%	84.3%	8,888	13.34	0.8%	1.2%	0.9%
30	Jacksonville, FL	40	3	695,151	94.0%	99.5%	8,119	12.17	0.8%	1.0%	0.9%
31	Indianapolis-Carmel-Anderson, IN	33	2	722,546	88.1%	94.9%	8,074	11.94	0.5%	1.1%	0.9%
32	Hartford-East Hartford-Middletown, CT	49	3	584,167	73.8%	78.3%	7,616	16.65	0.8%	0.9%	0.8%
33	Louisville/Jefferson County, KY-IN	46	4	700,179	88.4%	90.8%	7,544	12.20	1.1%	1.0%	0.8%
34	Worcester, MA-CT	59	3	515,320	85.4%	96.0%	6,572	15.86	0.8%	0.8%	0.7%
35	Norwich-New London, CT	186	2	440,313	90.9%	90.9%	6,416	16.40	0.5%	0.7%	0.7%
36	Scranton--Wilkes-Barre, PA	103	2	619,139	95.0%	98.7%	6,111	22.91	0.5%	0.9%	0.6%
37	New Haven-Milford, CT	70	4	487,795	83.2%	85.9%	6,090	14.54	1.1%	0.7%	0.6%
38	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	437,979	90.1%	90.1%	6,084	15.73	0.8%	0.7%	0.6%
39	Greensboro-High Point, NC	79	1	407,244	99.4%	99.7%	6,029	14.85	0.3%	0.6%	0.6%
40	Milwaukee-Waukesha, WI	41	4	567,074	85.3%	88.7%	5,989	11.90	1.1%	0.8%	0.6%
41	Wilmington, NC	170	2	379,107	98.6%	99.2%	5,923	15.92	0.5%	0.6%	0.6%
42	Poughkeepsie-Newburgh-Middletown, NY	87	3	399,379	98.0%	100.0%	5,810	14.78	0.8%	0.6%	0.6%
43	Oxnard-Thousand Oaks-Ventura, CA	73	2	319,844	84.1%	96.6%	5,631	18.89	0.5%	0.5%	0.6%
44	College Station-Bryan, TX	185	3	433,728	94.9%	95.9%	5,625	16.26	0.8%	0.6%	0.6%
45	Spartanburg, SC	157	1	369,095	74.0%	94.3%	4,927	14.71	0.3%	0.6%	0.5%
46	Dayton-Kettering, OH	75	1	333,998	97.4%	99.4%	4,641	14.60	0.3%	0.5%	0.5%
47	Greenville-Anderson, SC	61	2	220,723	100.0%	100.0%	4,172	19.35	0.5%	0.3%	0.4%
48	Panama City, FL	250	2	397,492	96.9%	98.1%	4,158	10.66	0.5%	0.6%	0.4%
49	Manchester-Nashua, NH	131	2	228,850	97.7%	97.7%	4,153	19.53	0.5%	0.3%	0.4%
50	Mobile, AL	126	1	409,891	83.0%	83.3%	4,119	12.35	0.3%	0.6%	0.4%
	50 Largest CBSAs by ABR	—	300	54,296,431	89.4%	93.3%	800,786	16.79	78.3%	81.7%	85.2%

51	Boulder, CO	161	1	275,919	85.0%	86.4%	4,116	17.26	0.3%	0.4%	0.4%
52	Charleston-North Charleston, SC	74	2	498,871	84.1%	84.1%	4,111	9.96	0.5%	0.7%	0.4%
53	Raleigh-Cary, NC	42	2	286,697	95.5%	96.5%	4,067	14.82	0.5%	0.4%	0.4%
54	Kansas City, MO-KS	31	3	448,226	85.0%	89.2%	3,939	9.85	0.8%	0.7%	0.4%
55	Cape Coral-Fort Myers, FL	77	1	281,394	96.6%	98.9%	3,892	14.35	0.3%	0.4%	0.4%
56	Hilton Head Island-Bluffton, SC	208	2	231,952	96.7%	98.5%	3,708	16.22	0.5%	0.3%	0.4%
57	Winston-Salem, NC	89	2	351,938	77.3%	89.6%	3,695	12.35	0.5%	0.5%	0.4%
58	Bakersfield, CA	63	1	240,068	97.8%	97.8%	3,671	15.93	0.3%	0.4%	0.4%
59	Richmond, VA	45	2	229,840	92.3%	92.3%	3,534	16.65	0.5%	0.3%	0.4%
60	Greenville, NC	256	1	233,153	95.5%	97.6%	3,266	14.36	0.3%	0.3%	0.3%
61	Fresno, CA	56	1	255,149	83.3%	83.3%	3,262	15.34	0.3%	0.4%	0.3%
62	Atlantic City-Hammonton, NJ	180	1	179,199	88.9%	91.3%	3,233	19.76	0.3%	0.3%	0.3%
63	Virginia Beach-Norfolk-Newport News, VA-NC	38	1	150,300	91.1%	97.7%	3,196	21.98	0.3%	0.2%	0.3%
64	Pittsfield, MA	332	1	188,444	96.4%	99.1%	3,058	16.38	0.3%	0.3%	0.3%
65	Springfield, MA	88	2	322,088	93.2%	94.0%	3,022	13.66	0.5%	0.5%	0.3%

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 35

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Savannah, GA	135	2	221,381	95.5%	96.6%	2,791	13.06	0.5%	0.3%	0.3%
67	Columbus, OH	32	2	276,504	87.8%	90.3%	2,698	11.16	0.5%	0.4%	0.3%
68	Elkhart-Goshen, IN	224	1	214,067	89.7%	95.3%	2,652	13.00	0.3%	0.3%	0.3%
69	Roanoke, VA	164	2	313,340	94.6%	96.4%	2,633	10.83	0.5%	0.5%	0.3%
70	Bridgeport-Stamford-Norwalk, CT	60	1	161,075	97.3%	97.3%	2,622	16.73	0.3%	0.2%	0.3%
71	Concord, NH	285	1	194,612	91.4%	97.4%	2,490	13.88	0.3%	0.3%	0.3%
72	Altoona, PA	348	1	266,512	87.4%	87.4%	2,473	10.72	0.3%	0.4%	0.3%
73	Duluth, MN-WI	174	1	183,105	97.1%	97.1%	2,447	13.77	0.3%	0.3%	0.3%
74	Flint, MI	138	1	164,632	100.0%	100.0%	2,184	13.36	0.3%	0.2%	0.2%
75	Pittsburgh, PA	28	1	202,349	100.0%	100.0%	2,181	12.15	0.3%	0.3%	0.2%
76	Austin-Round Rock-Georgetown, TX	26	1	170,605	96.7%	96.7%	2,180	13.21	0.3%	0.3%	0.2%
77	St. Louis, MO-IL	21	2	208,998	95.5%	96.1%	2,164	10.95	0.5%	0.3%	0.2%
78	Manhattan, KS	326	1	214,898	99.5%	99.5%	2,129	15.99	0.3%	0.3%	0.2%
79	Trenton-Princeton, NJ	147	1	149,993	97.3%	97.3%	2,098	14.37	0.3%	0.2%	0.2%
80	Tulsa, OK	55	1	193,276	100.0%	100.0%	2,068	10.70	0.3%	0.3%	0.2%
81	Greeneville, TN	485	1	224,139	99.3%	99.3%	2,044	9.38	0.3%	0.3%	0.2%
82	Saginaw, MI	237	1	184,735	100.0%	100.0%	2,042	11.05	0.3%	0.3%	0.2%
83	Santa Maria-Santa Barbara, CA	124	1	167,041	87.8%	88.1%	2,017	13.71	0.3%	0.2%	0.2%
84	Columbus, IN	444	1	143,740	82.8%	100.0%	1,989	13.84	0.3%	0.2%	0.2%
85	Ithaca, NY	377	1	204,405	94.5%	94.5%	1,982	10.26	0.3%	0.3%	0.2%
86	Rutland, VT	537	1	223,314	90.0%	90.0%	1,933	9.62	0.3%	0.3%	0.2%
87	Portland-South Portland, ME	104	1	287,533	94.8%	95.5%	1,872	17.62	0.3%	0.4%	0.2%
88	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	97.6%	97.6%	1,860	12.06	0.3%	0.2%	0.2%
89	California-Lexington Park, MD	362	1	92,335	100.0%	100.0%	1,838	19.91	0.3%	0.1%	0.2%
90	Tucson, AZ	54	1	165,350	67.1%	79.3%	1,821	13.89	0.3%	0.2%	0.2%
91	Des Moines-West Des Moines, IA	83	1	269,705	97.4%	97.4%	1,806	6.88	0.3%	0.4%	0.2%
92	Toledo, OH	95	1	289,105	83.5%	83.5%	1,706	12.61	0.3%	0.4%	0.2%
93	Deltona-Daytona Beach-Ormond Beach, FL	91	1	182,054	98.9%	100.0%	1,691	9.29	0.3%	0.3%	0.2%
94	Palm Bay-Melbourne-Titusville, FL	97	1	126,333	84.9%	88.2%	1,644	14.76	0.3%	0.2%	0.2%
95	London, KY	300	1	165,826	100.0%	100.0%	1,608	9.70	0.3%	0.2%	0.2%
96	Georgetown, SC	518	1	120,095	96.4%	96.4%	1,603	13.84	0.3%	0.2%	0.2%
97	Ocean City, NJ	412	1	136,822	71.5%	90.9%	1,588	12.76	0.3%	0.2%	0.2%
98	Durham-Chapel Hill, NC	93	1	97,226	85.7%	97.1%	1,560	16.53	0.3%	0.1%	0.2%
99	Muskegon, MI	252	1	104,600	91.2%	96.2%	1,527	15.18	0.3%	0.2%	0.2%
100	Augusta-Richmond County, GA-SC	96	1	170,681	99.2%	99.2%	1,432	8.46	0.3%	0.3%	0.2%
	100 Largest CBSAs by ABR	—	362	65,118,173	89.8%	93.4%	925,929	16.17	95.8%	97.4%	98.4%

	Other CBSAs	—	16	1,733,196	82.7%	88.3%	14,940	10.09	4.2%	2.6%	1.6%

TOTAL		—	378	66,851,369	89.6%	93.3%	$940,869	$16.02	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 36

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	49	8,405,442	91.1%	93.8%	$125,539	$16.26	13.0%	12.6%	13.3%
2	Texas	48	7,294,146	90.5%	93.1%	106,480	16.17	12.7%	10.9%	11.3%
3	California	28	5,248,696	91.0%	95.2%	106,325	22.81	7.4%	7.9%	11.3%
4	New York	27	3,462,813	90.3%	96.4%	68,243	20.91	7.1%	5.2%	7.3%
5	Pennsylvania	25	4,795,057	91.1%	94.8%	67,891	18.12	6.6%	7.2%	7.2%
6	Illinois	18	4,409,002	83.8%	86.3%	52,990	14.46	4.8%	6.6%	5.6%
7	New Jersey	16	2,822,512	86.4%	94.7%	44,990	17.89	4.2%	4.2%	4.8%
8	Georgia	27	3,803,753	87.8%	92.7%	44,368	12.97	7.1%	5.7%	4.7%
9	North Carolina	17	3,617,784	92.8%	96.4%	43,274	13.17	4.5%	5.4%	4.6%
10	Michigan	16	2,994,800	90.5%	93.0%	36,690	13.73	4.2%	4.5%	3.9%
11	Ohio	13	2,872,869	88.1%	91.0%	34,190	15.30	3.4%	4.3%	3.6%
12	Tennessee	7	1,791,013	96.3%	97.6%	22,911	13.43	1.9%	2.7%	2.4%
13	Connecticut	10	1,673,350	83.3%	85.7%	22,744	15.97	2.6%	2.5%	2.4%
14	Colorado	7	1,593,917	88.3%	94.0%	22,197	15.75	1.9%	2.4%	2.4%
15	Massachusetts	10	1,507,803	91.8%	96.1%	19,950	15.51	2.6%	2.3%	2.1%
16	Kentucky	7	1,683,212	91.9%	93.9%	18,555	13.04	1.9%	2.5%	2.1%
17	South Carolina	8	1,440,736	87.0%	92.5%	18,521	14.17	2.1%	2.2%	2.1%
18	Minnesota	9	1,269,831	88.6%	89.9%	16,186	15.45	2.4%	1.9%	1.7%
19	Indiana	5	1,212,380	89.0%	96.1%	14,119	12.22	1.3%	1.8%	1.5%
20	Virginia	6	826,362	90.1%	92.0%	10,302	14.73	1.6%	1.2%	1.1%
21	New Hampshire	5	664,850	85.2%	94.4%	8,755	14.44	1.3%	1.0%	0.9%
22	Maryland	3	397,432	97.7%	97.7%	6,983	18.36	0.8%	0.6%	0.7%
23	Wisconsin	4	567,074	85.3%	88.7%	5,989	11.90	1.0%	0.8%	0.6%
24	Missouri	4	495,523	89.8%	91.4%	4,568	10.15	1.0%	0.7%	0.5%
25	Alabama	1	409,891	83.0%	83.3%	4,119	12.35	0.3%	0.6%	0.4%
26	Kansas	2	376,599	92.7%	96.0%	3,664	13.04	0.5%	0.6%	0.4%
27	Oklahoma	1	193,276	100.0%	100.0%	2,068	10.70	0.3%	0.3%	0.2%
28	Vermont	1	223,314	90.0%	90.0%	1,933	9.62	0.3%	0.3%	0.2%
29	Maine	1	287,533	94.8%	95.5%	1,872	17.62	0.3%	0.4%	0.2%
30	Arizona	1	165,350	67.1%	79.3%	1,821	13.89	0.3%	0.2%	0.2%
31	Iowa	1	269,705	97.4%	97.4%	1,806	6.88	0.3%	0.4%	0.2%
32	West Virginia	1	75,344	54.3%	90.7%	826	12.09	0.3%	0.1%	0.1%

TOTAL		378	66,851,369	89.6%	93.3%	$940,869	$16.02	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	409,891	83.3%	$4,119	$12.35	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Fresenius Medical Care, Marshalls, Shoe Station	—
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	79.3%	1,821	13.89	Sam's Club*	Bookmans, CareMore, Defy-Tucson	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	97.8%	3,671	15.93	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	4,794	26.37	Ralphs (Kroger)	Cost Plus World Market, HomeGoods, Rite Aid	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,198	27.70	TBA, Trader Joe's*	CVS, Harbor Freight Tools, Pet Supplies Plus	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	96.6%	1,464	22.50	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,149	92.7%	2,576	22.57	—	Big Lots, Burlington Stores, Chuze Fitness	—
8	University Mall	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,531	34.7%	948	25.86	Trader Joe's	—	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	100.0%	1,741	17.66	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	95.7%	3,085	25.84	Major Market, Trader Joe's	Rite Aid	—
11	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	255,149	83.3%	3,262	15.34	Smart & Final Extra!	PetSmart, The Home Depot	Dick's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	167,041	88.1%	2,017	13.71	ALDI	Boot Barn, Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	89,689	100.0%	1,296	14.86	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,467	23.36	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,304	19.42	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,459	12.13	Food 4 Less (Kroger)	Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	93.4%	2,622	33.76	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	96.0%	8,798	27.88	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	85.3%	5,759	26.10	—	Marshalls, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,575	32.80	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,346	27.64	Stater Bros.	—	—
22	Village at Mira Mesa (3)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2022	432,079	100.0%	11,290	26.96	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Mira Mesa Lanes	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	4,081	24.77	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	—
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	91.3%	3,383	33.99	Trader Joe's	Petco, Rite Aid, Ross Dress for less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,732	25.09	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,433	13.32	Vons (Albertsons)	Ace Hardware, Big Lots	—
27	Vail Ranch Center (3)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2022	201,682	99.5%	3,752	24.99	Stater Bros.	Burlington Stores, Five Below, Rite Aid	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	97.2%	1,133	21.91	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	98.5%	2,302	23.34	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (3)	Vallejo	CA	Vallejo, CA	2022	519,324	98.4%	10,837	21.39	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Five Below, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, PetSmart, Ross Dress for Less, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	821	8.62	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.0%	7,569	16.18	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, DICK’S Sporting Goods Warehouse Sale, Goldfish Swim School, Kohl's, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,133	12.40	King Soopers (Kroger)	Chuze Fitness, Gen X	—
34	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	122,803	98.2%	2,008	16.90	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,830	95.3%	1,165	37.45	King Soopers (Kroger)	Pet Supplies Plus	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	86.4%	4,116	17.26	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Michaels, OfficeMax, PetSmart, Stickley Furniture, T.J.Maxx, Ulta	—

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

37	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2022	331,128	86.3%	4,385	15.34	—	Barnes & Noble, buybuy BABY, David's Bridal, Five Below, Golf Galaxy, JOANN, Ross Dress for Less, Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,498	92.4%	2,652	26.94	Whole Foods Market	Petco	—
39	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.1%	2,363	13.03	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
40	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	95.2%	1,047	15.21	PriceRite (Wakefern)	—	The Home Depot
41	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	84.0%	3,384	12.29	Walmart Supercenter*	Bed Bath & Beyond, Cost Plus World Market, DICK’S Sporting Goods Warehouse Sale, DSW, Edge Fitness, Frontera Grill, Hobby Lobby, U.S. Furniture	Best Buy, The Home Depot, Walmart
42	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	55.8%	1,580	18.88	Price Chopper	—	—
43	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	73.8%	1,479	19.29	—	Barnes & Noble, Dollar Tree, Five Below, Lumber Liquidators, PetSmart	—
44	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	86.2%	1,353	11.82	—	Christmas Tree Shops, Montana Nights Axe Throwing, U.S. Furniture	—
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	97.3%	2,622	16.73	—	LA Fitness, Marshalls	—
46	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	88.9%	2,211	13.91	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, DLTR	Target
47	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	243,511	89.9%	4,053	19.32	—	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,394	98.9%	3,892	14.35	Publix	Anthony's Ladies Apparel, Bealls Outlet, Crunch Fitness, Naples Community Hospital, NewSouth Window Solutions, Old Time Pottery	—
49	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.5%	4,038	18.38	—	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	95.1%	6,690	23.37	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Five Below, Michaels, PetSmart, Ross Dress for Less, Tota Music & Theatre Conservatory	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	93.1%	3,821	15.54	Publix	Big Lots, CareerSource Broward, Harvest Church, Off the Wall Trampoline, Planet Fitness, Wellmax Medical Center	—
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	85.2%	1,914	24.83	—	Broward County Library, CVS	—
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	100.0%	1,691	9.29	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	97.6%	1,860	12.06	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	—
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	90,384	100.0%	941	10.72	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	99.0%	2,786	9.12	—	American Signature Furniture, Bealls Outlet, Crunch Fitness, David's Bridal, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	98.6%	1,927	19.91	—	Dollar Tree, LA Fitness	—
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	94.3%	2,564	20.38	Walmart Neighborhood Market	Walgreens	—
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	183,816	69.5%	1,613	13.14	Publix	Dollar Tree, Petco, Staples	—
60	Marco Town Center (3)	Marco Island	FL	Naples-Marco Island, FL	2022	109,545	91.0%	2,626	26.34	Publix	—	—
61	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	82.9%	3,453	12.49	Walmart Supercenter*	Citi Trends, Ross Dress for Less	The Home Depot
62	Shops at Palm Lakes (3)	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2022	230,336	98.3%	5,028	24.33	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Miami Beach Healthcare Group, Ross Dress for Less	—
63	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	97.5%	2,708	14.37	Publix	Burlington Stores, HomeGoods, Planet Fitness	—
64	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,981	100.0%	5,452	17.76	Trader Joe's	Advance Auto Parts, Chuck E. Cheese's, Hobby Lobby, Marshalls, Tuesday Morning	—
65	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	97.9%	3,797	19.55	Publix	Marshalls, Office Depot, PGA TOUR Superstore	—
66	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	99.6%	5,124	21.12	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	—
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,142	14.07	Publix	Zone Fitness Club	—
68	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	100.0%	1,099	12.43	Sedano's	Family Dollar	—
69	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,599	18.42	—	Burlington Stores, LA Fitness	Target
70	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	97.9%	1,139	15.24	Publix	—	—

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

71	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,351	18.11	Seabra Foods	Office Depot	—
72	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2022	420,300	89.5%	10,510	28.45	—	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill, Sports & Social	—
73	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	850	13.17	Publix	—	—
74	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,592	94.3%	3,022	20.27	—	Coastal Care, Walgreens	—
75	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.4%	1,370	15.01	Publix	Pet Supplies Plus	—
76	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,788	9.33	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
77	East Port Plaza (3)	Port St. Lucie	FL	Port St. Lucie, FL	2022	214,489	90.9%	2,807	14.40	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	—
78	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	100.0%	1,345	14.13	Winn-Dixie (Southeastern Grocers)	Dollar Tree	—
79	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	757	13.28	Winn-Dixie (Southeastern Grocers)	—	—
80	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	100.0%	869	22.05	SuperTarget*	The Zoo Health Club	—
81	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	90.6%	2,606	19.96	Publix	Harbor Freight Tools, Pet Supermarket	—
82	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,180	12.91	Publix	Big Lots, Crunch Fitness, HomeGoods	—
83	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	126,333	88.2%	1,644	14.76	Publix	Home Centric, Planet Fitness	—
84	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,152	13.73	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	—
85	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	100.0%	4,392	16.02	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	—
86	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	88.1%	2,123	17.75	Publix	CVS, Dollar Tree	—
87	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,405	9.51	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	—
88	Tyrone Gardens (3)	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2022	195,214	83.3%	2,009	12.36	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s, Crunch Fitness	—
89	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	85.6%	1,864	14.40	Publix	Flooring USA	—
90	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	92.3%	854	8.41	Patel Brothers	Dollar Tree	Walmart
91	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	98.9%	1,771	19.32	Publix	Rarehues	—
92	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	95.2%	1,367	16.95	—	Dollar Tree, Lumber Liquidators, Ross Dress for Less	—
93	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,533	17.37	Publix	Petco, T.J.Maxx, Ulta	—
94	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,063	8.13	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	—
95	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.3%	818	8.53	Publix	American Freight Furniture	—
96	Venice Village (3)	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	175,342	94.0%	3,185	19.33	Publix	JOANN, Planet Fitness	—
97	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	94.3%	3,554	17.81	—	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, buybuy BABY, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
98	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	88.0%	4,744	12.37	City Farmers Market	Buckhead Fight Club, dd's Discounts (Ross), Happy Land Dresses, NCG Cinemas	—
99	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	99.2%	1,432	8.46	—	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	—
100	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	578	8.73	Food Depot	Family Dollar	—
101	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	100.0%	1,284	16.24	Publix	—	—
102	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	829	12.32	Publix	—	—
103	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	95.9%	1,297	14.25	Kroger	—	—
104	Northside	Dalton	GA	Dalton, GA	2001	78,922	99.0%	871	11.90	—	America's Thirft Stores, Dollar Tree	—
105	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	948	12.18	Publix	—	—
106	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	90.7%	785	18.63	Kroger*	—	—
107	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,690	10.89	Costco*	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots
108	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	85.5%	1,434	11.02	Food Depot	Staples	—

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

109	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,622	11.98	ALDI	Best Buy, Duluth Trading, Georgia Furniture Mart, Michaels, OfficeMax, PetSmart	—
110	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	96.1%	1,356	14.54	Publix	—	—
111	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	92.5%	1,518	15.50	Publix	—	—
112	The Village at Mableton (3)	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2022	239,013	76.1%	1,696	9.33	—	Dashmart, dd's Discounts (Ross), Dollar Tree, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
113	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	56,840	97.9%	766	14.24	—	Marshalls	—
114	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	88.5%	1,192	11.91	Kroger	—	—
115	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	144,151	96.6%	2,093	15.03	Kroger	—	—
116	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	672	9.63	Food Depot	—	—
117	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,687	93.4%	1,926	19.16	—	My Salon Suites	—
118	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	92.7%	1,057	12.21	—	PGA TOUR Superstore	—
119	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	275,294	78.9%	2,458	11.32	Publix	Frontgate, SkyZone, TK Volleyball	—
120	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	96.0%	1,656	14.39	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
121	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	98.3%	3,092	17.07	Kroger	—	—
122	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	135,865	98.4%	1,683	12.59	—	Conn's Home Plus, Harbor Freight, NCG Cinemas	—
123	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.2%	1,135	11.50	Kroger	—	—
124	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	97.4%	1,806	6.88	Price Chopper	Big Lots, Genesis Health Club, Many Hands Thrift, Northern Tool + Equipment, Office Depot	—
125	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	96.3%	3,782	19.67	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	—
126	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.0%	2,174	14.93	—	DashMart, XSport Fitness, Wholesalers Unlimited	Kohl's
127	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	99.5%	2,430	12.43	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
128	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	96.0%	4,640	16.02	—	KPot Korean BBQ & Hot Pot, Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	—
129	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	84.9%	5,674	13.17	—	AMC Theatre, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—
130	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	77.3%	2,198	10.42	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
131	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	47,704	100.0%	999	21.95	—	Dollar Tree	—
132	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	347,503	100.0%	4,876	14.03	Whole Foods Market	At Home, Kohls, Party City, Petco, Shoe Carnival	—
133	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	86.9%	562	7.36	Cub Foods (United Natural Foods Inc.)	—	—
134	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	74.6%	1,876	14.66	—	Best Buy, Painted Tree Marketplace, PetSmart	—
135	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	87.5%	1,594	17.08	Sunset Foods	—	—
136	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,007	65.7%	2,057	13.04	—	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	—
137	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	95.2%	1,783	16.69	Jewel-Osco	Planet Fitness	—
138	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,650	73.7%	7,499	15.16	The Fresh Market	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Five Below, Furniture Source, La-Z-Boy Furniture, Painted Tree Marketplace, Party City, Star Cinema Grille, Ulta	—
139	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN-WI	2007	387,873	96.2%	4,415	11.83	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
140	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1990	101,800	81.1%	1,495	18.10	Whole Foods Market	—	—
141	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	93.8%	1,915	17.67	—	Asian Grill Sushi Buffet, LA Fitness, Regal Cinemas	—
142	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2022	236,773	78.3%	3,021	16.30	Amazon Fresh	Burlington Stores, Planet Fitness, Tile Shop	—
143	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	98.1%	1,404	10.95	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet	—
144	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	1,989	13.84	—	Burlington Stores, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

145	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	214,067	95.3%	2,652	13.00	Walmart Supercenter*	Aaron's, Burlington Stores, JOANN, Ross Dress for Less, Staples	—
146	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	591,777	94.2%	6,670	12.18	Kroger	Aaron's, Burlington Stores, Harbor Freight Tools, Healthnet, Kohl's, Oak Street Health Center, Ross Dress for Less, Sears Outlet, T.J.Maxx	—
147	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,404	10.63	Pay Less (Kroger)	—	—
148	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	91.4%	1,535	10.38	Hy-Vee	—	—
149	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.5%	2,129	15.99	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	—
150	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	99.1%	1,097	8.49	—	At Home, Staples	—
151	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,741	94.6%	8,306	16.29	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sierra Trading Post, Staples, T.J.Maxx	—
152	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	76.8%	1,655	11.03	—	Dollar Tree, King Pin Lanes	—
153	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,608	9.70	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	—
154	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	100.0%	2,107	12.05	Kroger	Petco	—
155	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	158,009	90.8%	1,726	12.70	Kroger	—	—
156	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.1%	2,056	13.06	Kroger Marketplace	—	—
157	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	141,451	98.5%	1,169	8.39	America's Food Basket	Citi Trends, Crunch Fitness, Jerusalem Discount Furniture	—
158	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	2,000	29.74	—	Golf Galaxy, Staples	Duluth Trading Co.
159	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	92.0%	1,653	13.60	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
160	WaterTower Plaza (3)	Leominster	MA	Worcester, MA-CT	2022	284,757	94.7%	3,716	14.05	TBA	Barnes & Noble, Michaels, Party City, Petco, Staples, The Paper Store, T.J.Maxx, Ulta	—
161	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	100.0%	376	14.74	Hannaford Bros. (Ahold Delhaize)*	—	Walmart
162	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	95.5%	1,429	19.17	Stop And Compare	Crunch Fitness, Rainbow Shops	—
163	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	100.0%	2,700	14.77	Star Market (Albertsons)	Marshalls, Ocean State Job Lot, The Paper Store	—
164	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	3,058	16.38	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
165	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,093	97.1%	1,369	13.73	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	—
166	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,480	19.96	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
167	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,838	19.91	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
168	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,528	86.8%	824	37.17	—	—	—
169	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,569	97.9%	4,321	16.26	Giant Food (Ahold Delhaize)	Big Lots, Five Below, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
170	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	95.5%	1,872	17.62	—	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
171	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	95.8%	7,041	18.47	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	—
172	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	93.0%	4,733	17.30	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
173	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	97.2%	1,014	12.22	Busch’s Fresh Food Market	Ace Hardware	—
174	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	98.0%	854	11.02	—	Dollar Tree, Ollie's Bargain Outlet, True Value	—
175	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,184	13.36	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, Old Navy, T.J.Maxx
176	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	88.7%	758	8.59	D&W Fresh Market (SpartanNash)	—	—
177	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	63.6%	1,140	11.14	—	Bed Bath & Beyond, DXL Destination XL, Planet Fitness	—
178	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,527	15.18	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
179	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	304,283	98.2%	3,237	10.83	Prince Valley Market	Burlington Stores, Citi Trends, Dollar Tree, Lincoln Behavioral Services	—

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

180	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,276	90.8%	6,472	20.23	TBA	DSW, Emagine Theatre, Five Below, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
181	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	2,042	11.05	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	—
182	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,274	12.52	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills
183	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	948	9.33	Dream Market	O'Reilly Auto Parts	—
184	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,111	7.17	—	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	—
185	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.8%	1,427	11.56	—	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
186	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	95.4%	928	7.93	Save-A-Lot	Big Lots, Dollar Tree, Planet Fitness	—
187	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	100.0%	2,429	19.55	SuperTarget*	Best Buy, Dollar Tree, Walgreens	—
188	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,255	13.65	Cub Foods (United Natural Foods Inc.)	—	—
189	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	97.1%	2,447	13.77	—	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	—
190	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	95.5%	1,887	22.48	Cub Foods (United Natural Foods Inc.)*	Bethesda Thrift, Goldfish Swim School	—
191	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	66.1%	1,659	11.75	—	Marshalls, Michaels	—
192	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	94.2%	1,042	19.58	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	—
193	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	1,988	16.75	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	—
194	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	85.7%	2,365	12.89	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness, T.J.Maxx	—
195	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,114	15.25	Festival Foods	Dollar Tree	—
196	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	96.5%	1,695	13.10	ALDI	Michaels, Party City, Petco, Tuesday Morning	—
197	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	82.6%	1,297	9.71	Price Chopper	—	—
198	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	95.0%	1,107	9.34	Price Chopper	—	—
199	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	469	6.87	Schnucks	—	—
200	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,626	15.57	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
201	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	94.3%	4,291	16.15	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, PopShelf, Staples	—
202	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,174	8.95	Patel Brothers	Big Air Trampoline, Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	—
203	Macon Plaza	Franklin	NC	Non-Metro	2001	92,583	75.6%	503	18.09	Food Lion (Ahold Delhaize)	—	—
204	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	94.4%	2,441	14.36	LIDL	Burn Boot Camp, Citi Trends, Harbor Freight Tools, OfficeMax, PetSmart	Target, The Home Depot
205	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	97.4%	4,015	14.38	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, PopShelf, Ross Dress for Less, Skechers	—
206	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	99.7%	6,029	14.85	—	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less, Ulta	Target
207	University Commons	Greenville	NC	Greenville, NC	1996	233,153	97.6%	3,266	14.36	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
208	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,163	4.64	Walmart Supercenter	Dollar Tree	—
209	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	86.8%	685	8.44	—	Big Lots, Harbor Freight Tools	Rural King
210	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.1%	1,560	16.53	—	Person County Health & Human Services	—
211	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,318	12.36	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
212	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	127,926	91.0%	1,585	13.62	Walmart Supercenter*	Big Lots, Burkes Outlet	Tractor Supply Co.
213	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	98.9%	2,125	15.36	—	Burlington Stores, PetSmart, PopShelf, Sportsmans Warehouse	Target
214	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.3%	3,798	16.25	Lowes Foods	HomeGoods, Sketchers, T.J.Maxx	—

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

215	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	86.9%	2,737	12.06	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot, O'Reilly Auto Parts	—
216	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	958	13.25	—	Chef Store, Golf Galaxy, Mattress Firm	—
217	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	97,602	94.5%	1,615	17.50	—	Bed Bath & Beyond, Boston Interiors	—
218	Capitol Shopping Center	Concord	NH	Concord, NH	2001	194,612	97.4%	2,490	13.88	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
219	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,538	21.08	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
220	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	82.7%	585	7.89	—	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
221	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	92.4%	1,527	10.89	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
222	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	245,984	82.5%	1,724	8.50	—	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
223	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	96.0%	4,651	23.98	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	—
224	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
225	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,532	95.4%	3,264	14.97	LIDL	Big Lots, Five Below, LA Fitness, Ross Dress for Less	—
226	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	97.3%	2,098	14.37	Grocery Outlet	2nd Ave, Crab Du Jour, Dollar Tree, Family Dollar, Planet Fitness, Rothman Orthopaedic Institue	—
227	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	93.4%	1,539	12.96	Super Stop & Shop (Ahold Delhaize)	Pet Supplies Plus	—
228	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	96.5%	7,375	22.75	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	—
229	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	201,781	90.3%	3,415	19.02	—	At Home, Petco	—
230	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	94.9%	1,284	29.57	ShopRite	—	—
231	Old Bridge Gateway (3)	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	99.3%	4,654	18.41	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	—
232	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	2,881	18.06	—	Blink Fitness (Equinox), HomeGoods, Marshalls	—
233	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	90.9%	1,588	12.76	ShopRite*	Burlington Stores, PetSmart, Planet Fitness	—
234	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	91.3%	3,233	19.76	ShopRite	Dollar Tree, Staples	—
235	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	664	18.34	ShopRite	—	—
236	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	95.3%	1,453	17.38	—	Dollar Tree, Jersey Strong	Uncle Giuseppe's
237	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	99.2%	3,702	17.25	Walmart Supercenter*	Dollar Tree, Marshalls, Ross Dress for Less, Staples, Ulta	—
238	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	99.1%	2,905	32.67	ALDI	T.J.Maxx	—
239	Unity Plaza	East Fishkill	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,424	21.11	Acme (Albertsons)	True Value	—
240	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	92.1%	1,807	23.86	BJ's Wholesale*, TBA	Five Below	Kohl's, Walmart
241	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	92.4%	2,110	29.49	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
242	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	207,893	100.0%	4,171	20.06	—	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
243	Dalewood I, II & III Shopping Center (3)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	196,318	94.5%	6,809	37.51	H-Mart	Christmas Tree Shops, T.J.Maxx, Ulta	—
244	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	94.5%	1,982	10.26	ALDI	Big Lots, Dollar Tree, JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—
245	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,645	22.78	Key Food Marketplace	T.J.Maxx	—
246	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	628	36.94	Trader Joe's	—	—
247	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,530	24.72	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	—
248	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,470	100.0%	1,460	40.03	North Shore Farms	CVS	—
249	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	97.6%	3,340	15.81	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	—
250	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	100.0%	2,357	11.57	—	Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

251	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	2,029	16.63	ShopRite	Better Lifestyle Club, U.S. Post Office	—
252	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	262,490	91.0%	5,859	26.48	A Matter of Health, TBA	Barnes & Noble, Marshalls, Quality Furniture & Electronic, Ulta	—
253	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,551	93.8%	1,442	38.86	—	Harmon Discount	—
254	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	92.4%	3,188	26.54	—	Dollar Tree, HomeGoods	—
255	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,017	25.12	Costco*	HomeSense, Marshalls, Petsmart, Ulta	—
256	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,057	20.75	Fine Fare	CVS, T.J.Maxx	—
257	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,284	29.10	—	HomeGoods, Rite Aid	—
258	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	188,214	95.8%	3,347	22.15	ShopRite	Wren Kitchens	Firestone
259	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	89.2%	1,887	13.17	—	Olum's Furniture & Appliances, Staples	—
260	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,317	11.18	—	DICK’S Sporting Goods Warehouse Sale, JOANN, Kohl's, PetSmart	Target
261	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	93.9%	1,531	17.67	—	HomeGoods, Michaels, Old Navy	—
262	Town Square Mall (2)	Vestal	NY	Binghamton, NY	1991	291,346	97.6%	4,583	16.75	Sam's Club*, Walmart Supercenter*	AMC Vestal Town Square 9, Barnes & Noble, Burlington Stores, Dick's Sporting Goods, Dollar Tree, DSW, GameStop, Starbucks, T.J.Maxx, Ulta	—
263	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	742	11.46	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's, Runnings
264	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.2%	2,792	33.15	H-Mart	—	—
265	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	96.8%	2,131	15.94	Giant Eagle	—	The Home Depot
266	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	99.5%	2,761	18.04	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
267	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,411	99.3%	1,526	9.29	Kroger	Pet Supplies Plus, Salvation Army	—
268	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,356	94.2%	3,707	15.54	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Painted Tree Marketplace, Pet Supplies Plus, T.J.Maxx	—
269	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	240,022	97.3%	4,894	21.75	—	Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
270	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	98.7%	1,267	37.66	Kroger	—	—
271	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	91.3%	1,378	10.41	Kroger	Dollar Tree, Planet Fitness	—
272	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	89.3%	1,320	12.06	Kroger	—	—
273	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	99.4%	4,641	14.60	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Red Robin Gourmet Burger, Value City Furniture	—
274	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	79.4%	5,563	12.03	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Office Max, Party City, UFC Gym	—
275	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,194	17.06	—	Ollie's Bargain Outlet, Sears Outlet	—
276	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	81.7%	2,102	35.72	Kroger	—	—
277	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	289,105	83.5%	1,706	12.61	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	—
278	Marketplace	Tulsa	OK	Tulsa, OK	1992	193,276	100.0%	2,068	10.70	—	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
279	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	91.1%	2,469	19.29	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	—
280	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	266,512	87.4%	2,473	10.72	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	—
281	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	100.0%	2,181	12.15	Giant Eagle	Pep Boys, Walmart	—
282	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	97.4%	4,163	14.38	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	—
283	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	91.6%	2,392	10.29	—	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet	—
284	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	315	11.49	—	—	—
285	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	86.2%	2,390	19.29	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
286	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,611	17.50	Kimberton Whole Foods	Pep Boys, Rascal Fitness	—

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

287	Plymouth Square Shopping Center (3)	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2022	234,810	84.9%	4,265	21.38	Weis Markets	Pet Supplies Plus, Planet Fitness, REI, Rite Aid	—
288	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,178	28.51	Giant Food (Ahold Delhaize)	—	—
289	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	62.6%	577	20.45	—	—	Hung Vuong
290	Dickson City Crossings (3)	Dickson City	PA	Scranton--Wilkes-Barre, PA	2022	312,699	98.1%	3,572	18.48	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, The Home Depot, T.J.Maxx	—
291	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.0%	3,694	15.70	—	Kohl's, Marshalls, Regal Cinemas	—
292	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,365	18.52	—	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	—
293	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	93.1%	1,018	20.07	Weis Markets*	—	—
294	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	224,579	91.9%	7,044	35.55	McCaffrey's	Ulta	—
295	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,048	28.66	—	Dollar Tree, Target, Wine & Spirits Shoppe	—
296	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	584,460	97.7%	9,281	36.41	Sprouts Farmers Market	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	—
297	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,258	7.12	Redner's Warehouse Market	Big Lots, Staples	—
298	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,678	11.41	ALDI	Big Lots, Dollar Tree, Planet Fitness, Rite Aid	—
299	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	458	10.98	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	—
300	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,866	17.69	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
301	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	764	13.15	Giant Food (Ahold Delhaize)	Penn State Health	—
302	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.9%	3,292	10.56	Redner's Warehouse Market	Dollar Tree, Gabe's, Mavis Discount Tires, PetSmart, Ross Dress for Less, Staples	—
303	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	99.2%	2,539	34.60	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	—
304	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	98.0%	2,777	17.01	Kroger	K1 Speed	—
305	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	100.0%	1,678	19.83	Lowes Foods	—	—
306	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	100.0%	931	14.25	—	—	—
307	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	99.1%	1,781	10.57	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	—
308	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	76.1%	2,330	9.54	—	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	—
309	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	96.4%	1,603	13.84	Publix	Petco, T.J.Maxx, Tuesday Morning	—
310	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,494	19.04	—	Ross Dress for Less, T.J.Maxx	Target
311	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2022	369,095	94.3%	4,927	14.71	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
312	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,948	99.5%	3,234	12.22	ALDI	At Home, Big Lots, Carbon Athletics, DICK’S Sporting Goods Warehouse Sale	—
313	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	100.0%	4,315	13.02	—	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
314	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	99.3%	2,044	9.38	—	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	—
315	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,004	8.41	—	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	—
316	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.5%	9,823	16.85	—	2nd & Charles, Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
317	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	93.7%	1,445	13.51	Kroger	Aaron's	—
318	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,046	12.66	Kroger	—	Walgreens
319	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.7%	2,180	13.21	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	—
320	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	98.9%	1,476	15.55	—	24 Hour Fitness	—
321	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	699	9.91	El Ahorro Supermarket	Dollar Tree, Family Dollar	—

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 46

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

322	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	954	7.85	—	Tops Printing	—
323	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.7%	3,196	18.61	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
324	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,475	28.02	Kroger	CVS	—
325	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,177	13.90	—	Crunch Fitness, Dollar Tree, Tuesday Morning	—
326	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,378	26.19	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
327	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	34.8%	344	15.21	—	Family Dollar	—
328	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	765	11.30	—	Canales, Family Dollar	—
329	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	97.0%	475	10.76	—	Big Lots, O'Reilly Auto Parts	—
330	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	89.9%	1,204	12.95	El Rio Grande Latin Market	Family Dollar	—
331	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2022	464,995	94.6%	6,666	15.43	El Rancho, Kroger	Fallas, Five Below, Kids Empire, LA Fitness, Mi Doctor, Ross Dress for Less, Sketchers	—
332	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	96.4%	1,119	9.82	Food Town	Burkes Outlet, Walgreens	—
333	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	91.4%	1,811	11.62	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits	—
334	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	92.4%	3,829	20.99	Tom Thumb (Albertsons)	DSW, Ulta	—
335	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	793,217	92.5%	16,399	22.34	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, PopShelf, Ross Dress for Less, T.J.Maxx	—
336	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,363	15.32	Truong Nguyen Grocer	—	—
337	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,253	12.61	—	Painted Tree Marketplace, Planet Fitness	—
338	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	96.5%	731	10.57	Kroger	—	—
339	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	1,042	30.78	Kroger	—	—
340	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	92.5%	2,582	30.27	—	CVS, I W Marks Jewelers, My Salon Suites	—
341	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,982	96.3%	702	7.92	Food Town	—	—
342	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	100.0%	963	13.34	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
343	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	90.6%	1,415	15.76	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	—
344	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	95.6%	2,229	11.21	El Rancho	Big Lots, Conn's	—
345	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	94.7%	1,323	22.30	—	24 Hour Fitness	—
346	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	111,206	92.1%	1,188	11.60	La Michoacana Supermarket	Aaron's, Fitness Connection	—
347	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	98.9%	1,579	9.40	—	Big Lots, Hobby Lobby, Octapharma	—
348	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	100.0%	1,005	10.13	Foodarama	Burke's Outlet, Kids Empire	—
349	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	100.0%	3,829	15.54	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	—
350	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	38,724	100.0%	549	14.18	El Rancho*	Firestone, TitleMax, WSS	—
351	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	91.7%	2,989	14.80	Sellers Bros.	Conn's, Dollar Tree, Oak Street Health, Office Depot	—
352	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	91.8%	2,471	14.32	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	—
353	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,664	100.0%	2,237	12.63	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
354	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	95.7%	3,414	24.40	H-E-B	—	—
355	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	97.9%	1,335	16.51	ALDI	Dollar Tree, Party City, Salon In The Park	—
356	West U Marketplace	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	60,136	100.0%	1,570	26.11	Whole Foods Market	—	—
357	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	96.3%	2,386	10.08	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	—
358	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	96.4%	2,102	15.87	Kroger	LA Fitness	—
359	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	85.4%	1,809	11.72	Kroger	Burkes Outlet	—
360	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	95.9%	1,386	9.23	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	—

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 47

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

361	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	93.6%	2,900	22.76	Central Market (H-E-B)	—	—
362	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2022	256,554	84.3%	5,523	25.54	—	Gap Factory Store, HomeGoods, Petco	—
363	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	96.0%	1,414	12.11	El Rancho	Family Dollar	—
364	Lake Pointe Village	Sugar Land	TX	Houston-The Woodlands-Sugar Land, TX	2010	162,263	87.7%	4,089	28.73	Whole Foods Market	—	—
365	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,922	92.5%	2,166	10.52	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	—
366	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	31.1%	789	25.22	—	—	—
367	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	74.3%	939	9.51	—	Ollie's Bargain Outlet, Tractor Supply Co.	—
368	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,620	91.3%	2,076	16.05	—	Gold's Gym, Hobby Lobby	Kohl's
369	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	94.0%	1,458	17.58	—	2nd & Charles, Chuck E. Cheese's	—
370	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	95.6%	1,194	14.59	Kroger	Hamrick's	—
371	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,439	8.92	—	Dollar Tree, Kohl's, PetSmart	—
372	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	3,196	21.98	Trader Joe's	JOANN, PetSmart, Ulta	—
373	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	90.0%	1,933	9.62	Price Chopper	Dollar Tree, T.J.Maxx, Walmart	—
374	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	31.3%	144	10.01	—	—	Walgreens
375	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	219,230	89.0%	3,328	17.06	Sendik's Food Market	Bed Bath & Beyond, Marshalls	—
376	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	100.0%	1,030	10.48	Pick 'n Save (Kroger)	—	—
377	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,621	96.0%	1,487	7.61	—	Hobby Lobby, Kohl's	—
378	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	826	12.09	—	O'Reilly Auto Parts, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					66,851,369	93.3%	$940,869	$16.02

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended September 30, 2022	Page 48